                                                            OMB APPROVAL
                                                     --------------------------
                                                     OMB Number:      3235-0059
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                                                     hours per response......14.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS ADVISER SERIES
                        File Nos. 333-33978 and 811-09885
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing Party:

--------------------------------------------------------------------------------
     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

FOR SHAREHOLDERS OF
JANUS ADVISER SERIES
(THE "TRUST")
                                                                    (JANUS LOGO)

DEAR SHAREHOLDER:

     Your Fund's Board of Trustees is requesting your vote on several proposals regarding your Janus Fund that will be presented to shareholders at a Special Meeting of Shareholders to be held November 22, 2005. We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes each of the proposals. A summary of the proposals follows:

     Proposal 1.    For the Trust, to elect nine Trustees, including eight
                    "independent" candidates.

     Proposal 2.    To approve amendments to the Trust's Amended and Restated
                    Trust Instrument as follows:

                    2.a. provides for shareholder votes to be counted based on each dollar of net asset value held by the shareholder rather than one vote for each share.

                    2.b. permits the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Funds or classes.

                    2.c. permits the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Fund or class thereof.

     Proposal 3.    For shareholders of Janus Adviser Flexible Bond Fund only, to approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

     Proposal 4.a.  For shareholders of each Fund (except Janus Adviser Mid Cap
                    Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund, and Janus Adviser Small Company Value Fund), to approve certain amendments to the Fund's investment advisory agreement with Janus Capital Management LLC ("JCM") to conform to prevailing industry practice.

     Proposal 4.b.  To approve an amended investment advisory agreement between the Fund and JCM to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index for the following Funds:

                         4.b.i.   Janus Adviser Contrarian Fund

                         4.b.ii.  Janus Adviser Mid Cap Value Fund
                         4.b.iii. Janus Adviser Risk-Managed Core Fund 4.b.iv. Janus Adviser Worldwide Fund

     Proposal 5.    For shareholders of Janus Adviser Risk-Managed Core Fund
                    only, to approve an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment
                    Technologies, LLC ("INTECH") to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

     As noted above, shareholders of certain Funds will be asked to approve changing the Fund's investment advisory fee structure from a fixed-rate fee to a fee that varies based on the Fund's performance relative to its benchmark index. The Trustees believe that moving to a fee schedule that moves upward or downward based upon the performance of the Fund better aligns the interests of the shareholders of the Fund with those of the Fund's manager. Please read the Proxy Statement for a description of the performance-based fee structure and other changes you are being asked to approve.

     YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S), OR VOTE YOUR SHARES BY INTERNET OR TELEPHONE, AS DESCRIBED ON THE ENCLOSED PROXY CARD(S), UNLESS YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

     If you have any questions about the proposals, please call our proxy solicitor, Computershare, at 1-866-340-4019.

     Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Dennis B. Mullen
                                          Dennis B. Mullen
                                          Chairman of the Board of
                                          Janus Adviser Series

                              JANUS ADVISER SERIES
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of Janus Adviser Series (the "Trust," each separate series thereof, a "Fund") will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:                   To elect nine Trustees.

Proposal 2:                   To approve amendments to the Trust's Amended and
                              Restated Trust Instrument as follows:

                              2.a. provides for shareholder votes to be counted
                                   based on each dollar of net asset value held by the shareholder rather than one vote for each share.

                              2.b. permits the Trustees, subject to applicable
                                   federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Funds or classes.

                              2.c. permits the Trustees, subject to applicable
                                   federal and state rules and regulations, to liquidate the Trust or any Fund or class thereof.

Proposal 3:                   For shareholders of Janus Adviser Flexible Bond
                              Fund only, to approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

Proposal 4.a.:                For shareholders of each Fund (except Janus
                              Adviser Mid Cap Value Fund, Janus Adviser
                              Risk-Managed Core Fund, Janus Adviser Risk-Managed
                              Growth Fund and Janus Adviser Small Company Value
                              Fund), to approve certain amendments to each Fund's investment advisory agreement with Janus
                              Capital Management LLC ("JCM") to conform to prevailing industry practice.

Proposal 4.b.:                To approve an amended investment advisory
agreement between the Trust, on behalf of each respective Fund, and JCM, to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index for the following
                              Funds:

                                   4.b.i.   Janus Adviser Contrarian Fund
                                   4.b.ii.  Janus Adviser Mid Cap Value Fund
                                   4.b.iii. Janus Adviser Risk-Managed Core Fund 4.b.iv. Janus Adviser Worldwide Fund

Proposal 5:                   For shareholders of Janus Adviser Risk-Managed
                              Core Fund only, to approve an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH"), to change the subadvisory fee rate paid by JCM to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

     Any shareholder who owned shares of a Fund as of the close of business on September 9, 2005, will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

October 17, 2005

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
          Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
         Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
          12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
           John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                                                October 17, 2005

                              JANUS ADVISER SERIES

Janus Adviser Balanced Fund                Janus Adviser Mid Cap Growth Fund
Janus Adviser Contrarian Fund              Janus Adviser Mid Cap Value Fund
Janus Adviser Core Equity Fund             Janus Adviser Money Market Fund
Janus Adviser Flexible Bond Fund           Janus Adviser Orion Fund
Janus Adviser Foreign Stock Fund           Janus Adviser Risk-Managed Core Fund
Janus Adviser Forty Fund                   Janus Adviser Risk-Managed Growth Fund
Janus Adviser Growth and Income Fund       Janus Adviser Small Company Value Fund
Janus Adviser High-Yield Fund              Janus Adviser Small-Mid Growth Fund
Janus Adviser International Growth Fund    Janus Adviser Worldwide Fund
Janus Adviser Large Cap Growth Fund

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for the above listed Janus funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Janus Adviser Series ("JAD" or the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board," "Board of Trustees" or the "Trustees") of JAD to approve proposals that have already been approved by the Board.

     The Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on November 22, 2005 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").

     At the Meeting, you will be asked to vote on several proposals affecting your Fund(s). You should read the entire Proxy Statement before voting. If you have any questions, please call 1-866-340-4019. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 17, 2005.

     EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR PLAN SPONSOR, BROKER-DEALER, OR FINANCIAL INSTITUTION, OR BY CONTACTING A JANUS REPRESENTATIVE AT 1-800-525-0020, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST, 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals for shareholder consideration.

     - PROPOSAL 1 relates to the election of eight "independent" Trustees and one "interested" Trustee. The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

     - PROPOSAL 2 seeks approval of several amendments to the Trust's Amended and Restated Trust Instrument ("Trust Instrument"). There are three separate proposed amendments to the Trust Instrument described in this Proxy Statement under Proposals 2.a., 2.b. and 2.c. Approval of each Proposal requires the affirmative vote of a majority of the outstanding shares of the Trust.

       - PROPOSAL 2.A. provides for shareholder votes to be counted based on each dollar of net asset value held by the shareholder rather than one vote for each share.

       - PROPOSAL 2.B. permits the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes.

       - PROPOSAL 2.C. permits the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Fund or class thereof.

     - PROPOSAL 3 applies to Janus Adviser Flexible Bond Fund only and seeks approval to eliminate the Fund's fundamental policy to normally invest at least 80% of its assets in income-producing securities. Under the Investment Company Act of 1940, as amended ("1940 Act"), approval of Proposal 3 requires the affirmative vote of the lesser of: (i) more than 50% of the total outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or by proxy (a "1940 Act Majority").

     - PROPOSAL 4.A. seeks approval of an amendment to the investment advisory agreement between Janus Capital Management LLC ("JCM" or "Janus Capital") and the Trust, on behalf of each of certain Funds, to conform to prevailing industry practice. Shareholders of each Fund (except Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value
       Fund) are being asked to approve this Proposal with respect to that Fund. Approval of this Proposal requires the vote of a 1940 Act Majority of a Fund.

     - PROPOSAL 4.B. seeks approval of an amended investment advisory agreement between JCM and the Trust, on behalf of the Funds voting on Proposals 4.b.i., 4.b.ii., 4.b.iii. and 4.b.iv. that changes the investment advisory fee rate payable to JCM by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. Approval of Proposal 4.b with respect to the following Funds (each voting separately) requires a 1940 Act Majority of the Fund:

          4.b.i.   Janus Adviser Contrarian Fund
          4.b.ii.  Janus Adviser Mid Cap Value Fund
          4.b.iii. Janus Adviser Risk-Managed Core Fund
          4.b.iv.  Janus Adviser Worldwide Fund

     - PROPOSAL 5 applies to Janus Adviser Risk-Managed Core Fund only and seeks approval of an amended subadvisory agreement between JCM, on behalf of the Fund, and Enhanced Investment Technologies, LLC ("INTECH"). Under the amended subadvisory agreement, the subadvisory fee rate payable by JCM to INTECH would change from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. Approval of Proposal 5 requires a 1940 Act Majority of the Fund.

     The following table identifies the Funds entitled to vote on each Proposal:

                                                              PROPOSALS
                       ----------------------------------------------------------------------------------------
                                                                                     4.B.
                                                                              (4.B.I., 4.B.II.,
                                        2                                     4.B.III., 4.B.IV.)        5
                                   (2.A., 2.B.,                    4.A.             (JANUS           (INTECH
                                      2.C.)            3         (ADVISORY       PERFORMANCE-      PERFORMANCE-
                           1       (AMENDMENTS    (ELIMINATE     AGREEMENT          BASED             BASED
                       (TRUSTEE    TO THE TRUST   FUNDAMENTAL   CONFORMING         ADVISORY          ADVISORY
FUND                   ELECTION)   INSTRUMENT)      POLICY)     AMENDMENTS)         FEE)*              FEE)
----                   ---------   ------------   -----------   -----------   ------------------   ------------
Janus Adviser
 Balanced Fund.......      X            X                            X
Janus Adviser
 Contrarian Fund.....      X            X                            X                X
Janus Adviser Core
 Equity Fund.........      X            X                            X
Janus Adviser
 Flexible Bond
 Fund................      X            X              X             X
Janus Adviser Foreign
 Stock Fund..........      X            X                            X
Janus Adviser Forty
 Fund................      X            X                            X
Janus Adviser Growth
 and Income Fund.....      X            X                            X
Janus Adviser High-
 Yield Fund..........      X            X                            X
Janus Adviser
 International Growth
 Fund................      X            X                            X

                                                              PROPOSALS
                       ----------------------------------------------------------------------------------------
                                                                                     4.B.
                                                                              (4.B.I., 4.B.II.,
                                        2                                     4.B.III., 4.B.IV.)        5
                                   (2.A., 2.B.,                    4.A.             (JANUS           (INTECH
                                      2.C.)            3         (ADVISORY       PERFORMANCE-      PERFORMANCE-
                           1       (AMENDMENTS    (ELIMINATE     AGREEMENT          BASED             BASED
                       (TRUSTEE    TO THE TRUST   FUNDAMENTAL   CONFORMING         ADVISORY          ADVISORY
FUND                   ELECTION)   INSTRUMENT)      POLICY)     AMENDMENTS)         FEE)*              FEE)
----                   ---------   ------------   -----------   -----------   ------------------   ------------
Janus Adviser Large
 Cap Growth Fund.....      X            X                            X
Janus Adviser Mid Cap
 Growth Fund.........      X            X                            X
Janus Adviser Mid Cap
 Value Fund..........      X            X                                             X
Janus Adviser Money
 Market Fund.........      X            X                            X
Janus Adviser Orion
 Fund................      X            X                            X
Janus Adviser Risk-
 Managed Core Fund...      X            X                                             X                 X
Janus Adviser Risk-
 Managed Growth
 Fund................      X            X
Janus Adviser Small
 Company Value Fund..      X            X
Janus Adviser Small-
 Mid Growth Fund.....      X            X                            X
Janus Adviser
 Worldwide Fund......      X            X                            X                X

---------------

* Each Fund will vote separately on this Proposal.

HAS MY FUND'S BOARD APPROVED THE PROPOSALS?

     Yes, the Board unanimously recommends that shareholders vote FOR all applicable proposals.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has seven members, of which five have been elected by shareholders. The Board has determined it to be in the best interest of the Funds and their shareholders to expand the Board to nine members, but the Trustees cannot take this action without shareholder vote due to the 1940 Act restriction noted above. All seven members of the current Board and two new members will stand for election at the Meeting.

WHY IS THE BOARD RECOMMENDING CHANGES TO THE TRUST INSTRUMENT?

     The Board is recommending several amendments to the Trust Instrument to shareholders for approval as described below.

     - Shareholder Voting. Currently, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. If shareholders of the Trust approve the proposed amendments to the Trust's Trust Instrument, shareholder voting will change from "share-based" to "dollar-based," as described in Proposal 2.a. Thus, each holder of a whole or fractional share held in a Fund will be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in such shareholder's name. The Board believes that dollar-based voting provides a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect.

     - Reorganization. Under current Securities and Exchange Commission ("SEC") regulations, certain mergers and reorganizations of mutual funds can be approved by the Board of such funds without requiring shareholder vote. However, this is only the case if a Fund's organizational documents also allow the Board to take such action. Since solicitation of Fund shareholders in such a transaction can be costly to a Fund, the Board believes that changing the Trust's Trust Instrument to be consistent with current regulation could potentially save Fund shareholders unnecessary costs and is therefore in the best interest of such Funds. The proposed amendments to the Trust Instrument provide that the Trustees may, consistent with applicable federal and state law, unilaterally approve a reorganization of the Trust, Fund or class thereof.

     - Liquidation. The current Trust Instrument permits the Board, without shareholder approval, to terminate the Trust or any of its Funds under certain circumstances. The current Trust Instrument does not expressly provide that the Board may terminate one or more classes of a Fund. In addition, there may be circumstances other than those described in the Trust Instrument that the Board may determine is in the best interest of the Trust, Fund or class to liquidate such Trust, Fund or class. As proposed, the Trust Instrument expressly permits the Board to liquidate any one or more classes of a Fund (as well as the Trust or Fund) under any circumstances that the Board determines are in the best interest of the class, Fund or Trust.

WHY IS THE BOARD RECOMMENDING THE ELIMINATION OF A FUNDAMENTAL POLICY REGARDING INVESTMENTS IN INCOME-PRODUCING SECURITIES FOR JANUS ADVISER FLEXIBLE BOND FUND?

     Eliminating Janus Adviser Flexible Bond Fund's fundamental investment policy to normally invest 80% of assets in income-producing securities is recommended because the Fund has adopted a non-fundamental policy of investing 80% of its net assets in bonds (consistent with the Fund's name) and such a policy is not required to be fundamental. The Board believes these two policies are largely duplicative and thus they are not both necessary. Since the policy related to income-producing securities is a "fundamental" policy, it can only be changed with shareholder approval. Notably, the proposed elimination of this investment policy will not change the investment objectives of the Fund.

WHY IS THE BOARD PROPOSING CONFORMING AMENDMENTS TO CERTAIN FUNDS' INVESTMENT ADVISORY AGREEMENTS?

     Shareholders of certain Funds will be asked to approve amendments to a Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice and clarify that Janus Capital has investment discretion over the Funds it manages. Such amendments are also in conformity with recommendations made by an independent compliance consultant engaged by Janus Capital. Janus Capital intends to continue to manage the Funds and provide the same level of services under the proposed amended investment advisory agreements. The proposed conforming amendments will not impact the fee paid by your Fund.

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund relative to its benchmark index better aligns the interests of the manager, Janus Capital, with those of the Fund's shareholders. Currently, the Funds pay a fee at a fixed annual rate. As proposed, the investment advisory fee paid to Janus Capital would decrease when the Fund does not perform well relative to its benchmark index and would increase during periods when the Fund outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

WHAT WILL HAPPEN IF SHAREHOLDERS OF AN APPLICABLE FUND DO NOT APPROVE ALL APPLICABLE PROPOSED AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND?

     If shareholders of a Fund who are voting on a proposal to amend the Fund's current investment advisory agreement with Janus Capital do not approve such proposal(s), as applicable, Janus Capital will continue to manage the Fund and receive compensation for its services at a flat fixed-rate fee as detailed under the terms of the current investment advisory agreement.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

     Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of each Fund at the close of business on September 9, 2005 (the "Record Date") will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting. If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-866-340-4019.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders of all Funds will be asked to elect nine individuals to constitute the Trust's Board of Trustees. The nine nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These nine nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust or JCM (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Seven of the nine nominees currently serve as Trustees of the Trust. The other two nominees were each recommended by a current Independent Trustee. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

     If elected, each Trustee will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between JCM and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than Mr. Contro and Ms. Wolf, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than Mr. Contro and Ms. Wolf, is currently a trustee of Janus Investment Fund ("JIF") and Janus Aspen Series ("JAS"), other registered investment companies advised by JCM (JIF, JAD and JAS are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 65 series as of September 1, 2005.

     Except for Mr. Bailey, each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act. Mr. Bailey is treated as an interested person of the Trust by virtue of his past positions and continuing relationships with JCM.

NOMINEES AS INDEPENDENT TRUSTEES

                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX      PRINCIPAL OCCUPATION(S) DURING PAST
                                LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
-------------------------     -------------   -----------------   -----------------------------------
Jerome S. Contro                                                  Partner, Tango Group, a private
Age 49                                                            investment firm (since 1999).
Nominee                           N/A                65           Trustee and Chairman of RS
                                                                  Investment Trust (since 2001);
                                                                  Director, IZZE Beverages; and
                                                                  Director, MyFamily.com, Inc.
                                                                  (genealogical research website).

William F. McCalpin                                               Executive Vice President and Chief
Age 47                                                            Operating Officer of The
Trustee                       6/02-Present           65           Rockefeller Brothers Fund (a
                                                                  private family foundation). Trustee
                                                                  and Vice President, Asian Cultural
                                                                  Council.


                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX      PRINCIPAL OCCUPATION(S) DURING PAST
                                LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
-------------------------     -------------   -----------------   -----------------------------------
John W. McCarter, Jr.                                             President and Chief Executive
Age 66                                                            Officer of The Field Museum of
Trustee                       6/02-Present           65           Natural History (Chicago, IL).
                                                                  Chairman of the Board and Director,
                                                                  Divergence Inc. (biotechnology
                                                                  firm); Director, A.M. Castle & Co.
                                                                  (metals distributor) and W.W.
                                                                  Grainger, Inc. (industrial
                                                                  distributor); and Trustee of Harris
                                                                  Insight Funds Trust (19
                                                                  portfolios), WTTW (Chicago public
                                                                  television station), the University
                                                                  of Chicago, and Chicago Public
                                                                  Education Fund.

Dennis B. Mullen                                                  Chairman and Chief Executive
Age 61                                                            Officer, Red Robin Gourmet Burgers,
Chairman                      3/04-Present                        Inc. (since 2005). Formerly,
Trustee                       4/00-Present           65*          private investor. Director, Red
                                                                  Robin Gourmet Burgers, Inc.;
                                                                  Director, Janus World Funds Plc
                                                                  (Dublin-based, non-U.S. funds).

James T. Rothe                                                    Co-founder and Managing Director,
Age 61                                                            Roaring Fork Capital Partners
Trustee                       4/00-Present           65           (private equity firm) and Professor
                                                                  Emeritus of Business, University of
                                                                  Colorado, Colorado Springs, CO
                                                                  (since 2004). Formerly, Professor
                                                                  of Business, University of Colorado
                                                                  (2002-2004); and Distinguished
                                                                  Visiting Professor of Business
                                                                  (2001-2002), Thunderbird University
                                                                  (American Graduate School of
                                                                  International Management), Phoenix,
                                                                  AZ. Director, Red Robin Gourmet
                                                                  Burgers, Inc.

---------------

* Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), an offshore entity, consisting of 21 portfolios. Including JWF and the 65 portfolios comprising the Janus Funds, Mr. Mullen oversees 86 portfolios.

                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX      PRINCIPAL OCCUPATION(S) DURING PAST
                                LENGTH OF     OVERSEEN OR TO BE               FIVE YEARS
NAME, AGE AND POSITION(S)      TIME SERVED       OVERSEEN BY            AND OTHER DIRECTORSHIPS
WITH TRUST                    FOR THE TRUST        NOMINEE                  HELD BY NOMINEE
-------------------------     -------------   -----------------   -----------------------------------
William D. Stewart                                                Corporate Vice President and
Age 60                                                            General Manager of MKS
Trustee                       4/00-Present           65           Instruments-HPS Products, Boulder,
                                                                  CO (a manufacturer of vacuum
                                                                  fittings and valves).

Martin H. Waldinger                                               Private Investor and Consultant to
Age 66                                                            California Planned Unit
Trustee                       4/00-Present           65           Developments. Formerly, CEO and
                                                                  President, Marwal, Inc. (homeowner
                                                                  association management company).

Linda S. Wolf                                                     Retired. Formerly, Chairman and
Age 57                                                            Chief Executive Officer, Leo
Nominee                           N/A                65           Burnett (Worldwide) (advertising
                                                                  agency) (2001-2005); President, Leo
                                                                  Burnett (USA) (advertising agency)
                                                                  (1996-2000). Director, Wal-Mart;
                                                                  Director, The Field Museum of
                                                                  Natural History (Chicago, IL);
                                                                  Director, Children's Memorial
                                                                  Hospital (Chicago, IL); Director,
                                                                  Chicago Council on Foreign
                                                                  Relations; Director, Economic Club
                                                                  of Chicago.

NOMINEE AS INTERESTED TRUSTEE

Thomas H. Bailey                                                  Retired. Formerly, President
Age 67                                                            (1978-2002) and Chief
Trustee                       4/00-Present           65           Executive Officer
                                                                  (1994-2002), Janus Capital
                                                                  or Janus Capital
                                                                  Corporation. Chairman and
                                                                  Director (1978-2002), Janus
                                                                  Capital Corporation;
                                                                  Director (1997-2001), Janus
                                                                  Distributors, Inc.; and
                                                                  President and Director
                                                                  (1994-2002), the Janus
                                                                  Foundation.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by the Board of Trustees, which is responsible for major decisions relating to each Fund's investment objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by officers of the Funds and

JCM (which is responsible for the Trust's day-to-day operations). The Trustees meet periodically throughout the year to oversee the Trust's activities, review each Fund's investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by JCM, any subadvisers to a Fund, and any affiliates of JCM.

     At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund's investment adviser and any affiliates of the investment adviser. The Trust's Independent Trustees meet regularly in executive session.

     There were six regular meetings and three special meetings of the Trustees held during the Trust's fiscal year ended July 31, 2005. Each Trustee attended at least 75% of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of eight Independent Trustees and one individual who is considered an "interested" Trustee. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, more than 85% of the Board of Trustees will be Independent.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has seven standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Money Market Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of the Trust's counsel, counsel to the Independent Trustees, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings and the audit process. The Committee's review of the audit process includes, among other things, recommendation of the appointment and compensation of the Trust's independent auditors, oversight of the independent auditors, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor that performs audits of the Funds' financial statements as to its independence. Currently, the members of the Audit Committee are John W. McCarter, Jr. (Chairman), Dennis B. Mullen and William D. Stewart. The Committee held four meetings during the fiscal year ended July 31, 2005.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements and any soft dollar credits. Currently, the members of the Brokerage Committee are James T. Rothe (Chairman), William F. McCalpin and Dennis B. Mullen. The Committee held four meetings during the fiscal year ended July 31, 2005.

     Investment Oversight Committee. The Investment Oversight Committee, established in September 2004, oversees the investment activities of Funds that invest in equity securities and/or fixed-income securities. The Committee meets regularly with investment personnel at JCM and of any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Prior to establishment of this Committee, the Committee's functions were performed at least quarterly by all of the Trustees. Currently, the members of the Investment Oversight Committee are Dennis B. Mullen (Chairman), William F. McCalpin, John W. McCarter, Jr., James
T. Rothe, William D. Stewart and Martin H. Waldinger. The Committee held six meetings during the fiscal year ended July 31, 2005.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. The Committee is also responsible for monitoring the Trust's compliance with regulatory orders or settlement agreements that have a bearing on the Trust. Currently, the members of the Legal and Regulatory Committee are William F. McCalpin (Chairman), William D. Stewart and Martin H. Waldinger. The Committee held four meetings during the fiscal year ended July 31, 2005.

     Money Market Committee. The Money Market Committee reviews various matters related to the operations of the Trust's money market fund, including compliance with the Trust's Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Money Market Committee are Martin H. Waldinger (Chairman), William F. McCalpin and James T. Rothe. The Committee held four meetings during the fiscal year ended July 31, 2005.

     Nominating and Governance Committee. The Nominating and Governance Committee consults with JCM management in developing the agenda for each regular meeting of the Board, reviews and recommends changes to Trustee compensation, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees. The Committee is also responsible for identifying and nominating candidates for appointment as Trustees. Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Exhibit A.

     The Committee's principal criterion for selection of candidates for the Board of Trustees is their ability to contribute to the overall functioning of the Board of Trustees and to carry out the responsibilities of the Trustees. In considering a potential candidate's qualifications to serve as a Trustee, the Committee may also take into account a wide variety of other criteria, including, but not limited to: (i) knowledge of the investment company industry,
(ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment to the performance of duties of a Trustee, (vii) stature commensurate with the responsibility of representing Fund shareholders, and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates for Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a Fund shareholder.

     Currently, the members of the Nominating and Governance Committee are Dennis B. Mullen (Chairman), John W. McCarter, Jr. and William D. Stewart. The Committee held five meetings during the fiscal year ended July 31, 2005.

     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are William
D. Stewart (Chairman), James T. Rothe and Martin H. Waldinger. The Committee held six meetings during the fiscal year ended July 31, 2005.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and Janus Fund(s) in which a Trustee determines to invest, will be dictated by the Trustee's individual financial circumstances and investment goals.

     As of September 13, 2005, none of the Trustees or nominees for election at the Meeting owned any Fund shares. In addition, as of September 13, 2005, the nominees, Trustees and executive officers of the Funds, individually and collectively as a group, owned less than 1% of the outstanding shares of each Fund. The Trustees and nominees own shares of other Janus funds that are similarly managed as the Funds but offered through different distribution channels. The following table shows the aggregate dollar range of equity securities in all Janus Funds (65 funds as of September 13, 2005) owned directly or beneficially as of September 13, 2005 by each Trustee and by the nominees for election at the Meeting.

                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                  SECURITIES IN ALL FUNDS OVERSEEN OR TO BE
                                       OVERSEEN BY TRUSTEE/NOMINEE IN
NAME OF TRUSTEE/NOMINEE                     JANUS FAMILY OF FUNDS
-----------------------           -----------------------------------------
Independent Trustees
William F. McCalpin.............                Over $100,000
John W. McCarter, Jr. ..........                Over $100,000
Dennis B. Mullen................                Over $100,000
James T. Rothe..................                Over $100,000
William D. Stewart..............                Over $100,000
Martin H. Waldinger.............                Over $100,000
Trustee Nominees
Jerome S. Contro................                Over $100,000
Linda S. Wolf...................                Over $100,000
Interested Trustee
Thomas H. Bailey................                Over $100,000

COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended and a fee for attending an in-person committee meeting convened on a date other than that of a regularly scheduled Trustee meeting. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. JCM pays persons who are directors, officers or employees of JCM or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers of the Fund. None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The following table shows the fees paid to each current Independent Trustee by the Trust for the fiscal year ended July 31, 2005 and by all of the Janus Funds during calendar year 2004:

                                  AGGREGATE         TOTAL COMPENSATION
                                COMPENSATION      FROM THE TRUST AND THE
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST(1)   JANUS FUND COMPLEX(2)
---------------------------   -----------------   ----------------------
William F. McCalpin                $ 9,174               $243,000
John W. McCarter, Jr.              $ 9,612               $243,000
Dennis B. Mullen(3)                $12,808               $429,205
James T. Rothe                     $ 9,353               $302,000
William D. Stewart                 $ 9,798               $252,000
Martin H. Waldinger                $ 9,353               $247,500

---------------

(1) Includes compensation for service on behalf of 15 Funds (as of July 31, 2005).
(2) For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 61 portfolios (as of December 31, 2004). For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 82 portfolios (21 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product)(as of December 31,
    2004). For Messrs. McCarter, McCalpin, Stewart and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 59 portfolios (as of December 31, 2004).
(3) For compensation received from the Trust, includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For aggregate compensation received from the Janus Fund Complex, includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, comprised of 59 portfolios (as of December 31, 2004).

OFFICERS

     The officers of the Trust and their principal occupations are set forth in Exhibit B to this Proxy Statement.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

                 PROPOSAL 2: APPROVE AMENDMENTS TO THE TRUST'S
                     AMENDED AND RESTATED TRUST INSTRUMENT

     On September 20, 2005, the Board of Trustees approved several amendments to the Trust's Trust Instrument and authorized the submission of those amendments to the Trust's shareholders for their authorization.

     As proposed, the amendments: (i) provide for shareholder votes to be counted based upon each dollar of net asset value ("NAV") rather than one vote for each share; (ii) permit the Trustees, subject to applicable federal and state law, to reorganize all or a portion of the Trust or any of its Funds or classes without shareholder approval; and (iii) permit the Trustees, subject to applicable federal and state law, to liquidate the Trust or any Fund or class without shareholder approval. Such amendments require shareholder approval. The Trust Instrument, marked to show the proposed amendments, is set forth in Exhibit C to this Proxy Statement.

                    PROPOSAL 2.A.  SHAREHOLDER VOTING RIGHTS

     Under the current Trust Instrument, each holder of a whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each holder of a fractional share shall be entitled to a proportionate fractional vote. The proposed amendment to the Trust Instrument would give shareholders one vote for each whole dollar and a fractional vote for each fractional dollar of NAV of the applicable shares held in a shareholder's name as of a record date. As a result of the proposed amendment, voting power would be allocated in proportion to the value of each shareholder's investment rather than on the number of shares owned. For the text of the proposed amendments, see
Article VI, Section 1 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

     The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. Since establishment of the Trust and adoption of the Trust Instrument, however, the Trust has established additional Funds as well as share classes within certain Funds. As of the Record Date, there were nineteen Funds in the Trust, eighteen of which consist of four classes of shares and one of which consists of three classes of shares.

     Separate votes are taken by a Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds in the Trust. In matters that affect the Trust as a whole, such as electing Trustees or amending the Trust Instrument, shareholders vote on a Trust-wide basis. Under the current Trust Instrument, a holder of lower-priced shares has a greater number of votes on matters submitted to a Trust-wide vote than the holder of an equivalent dollar amount of higher-priced shares. For example, a shareholder with a $10,000 investment in a Fund with an NAV of $5 per share currently would have twice as many votes as a shareholder with a $10,000 investment in a Fund with an NAV of $10 per share.

     Under the Trust Instrument, as proposed to be amended, a shareholder's voting power would be in direct proportion to the shareholder's dollar investment. The Trustees believe that dollar-based voting, as proposed, provides a more equitable distribution of voting rights, particularly for Trust-wide votes, than the one-share, one-vote system currently in effect. The Board of Trustees has concluded that the proposed amendment to the Trust's Trust Instrument is in the best interest of shareholders.

     Information regarding the net assets of each class of shares of each Fund as of the Record Date is shown in Exhibit D to this Proxy Statement.

REQUIRED VOTE

     Approval of Proposal 2.a. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the Proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to provisions providing that voting is share-weighted rather than dollar-weighted, as proposed.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.A.

        PROPOSAL 2.B.  REORGANIZATION OF THE TRUST, ITS FUNDS OR CLASSES

     Currently, the Trust Instrument requires shareholder approval in order to reorganize the Trust or any of its Funds or classes, except that to change the Trust's form of organization the Trustees may, without shareholder approval: (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act or (ii) cause the Trust to incorporate under the laws of Delaware.

     The Board believes there may be other circumstances in which it would not be in the shareholders' best interest to require a shareholder meeting to authorize a reorganization. For example, the Trustees may determine that it would be in the best interest of shareholders to reorganize a particular Fund (but not the entire Trust) into another registered investment company in an attempt to achieve lower operating costs. As it now stands, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring attendant costs and delays. In contrast, the proposed amendments to the Trust Instrument give the Trustees the flexibility to merge, consolidate, reorganize or otherwise transfer assets of all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. The Board also believes that such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

     Any such transaction would be subject to applicable federal and state rules and regulations. In the case of mergers or other reorganizations involving a Fund and another fund managed or otherwise controlled by JCM, under current SEC rules, shareholder approval would still be required in many circumstances. For example, shareholder approval would still be required when any fundamental investment policy of the acquired fund was materially different from a policy of the acquiring fund or when the terms of the acquiring fund's advisory contract were materially different from that of the acquired fund. In all cases, the proposed amendments require that applicable Fund shareholders receive prior notification of any proposed transaction. For the text of the proposed amendments, see Article X, Section 4 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

REQUIRED VOTE

     Approval of Proposal 2.b. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the Proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to its current provisions regarding reorganizing the Trust, a Fund or class thereof.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.B.

           PROPOSAL 2.C. LIQUIDATION OF THE TRUST, A FUND OR A CLASS

     The current Trust Instrument expressly permits the Trustees, without shareholder approval, to terminate the Trust or any of its Funds if a majority of the Trustees determines that continuation of the Trust or Fund is not in the best interest of the Trust, the Fund, or their respective shareholders as a result of factors or events adversely affecting the ability of the Trust or the Fund to conduct its business and operations in an economically viable manner. The current Trust Instrument does not specifically state whether the Trustees may elect to terminate one or more classes of a Fund without liquidating the entire Fund. Also, the Trustees believe that there may be other circumstances, such as when new legal constraints on Fund operations arise, in which it would not be in the shareholders' best interest to require a shareholder meeting to authorize a liquidation. As proposed, the Trust Instrument expressly permits the Trustees to liquidate any one or more classes of a Fund (as well as the Trust or a Fund) under any circumstances that the Trustees determine to be in the best interest of the Trust, Fund or class. Any such liquidation would be subject to applicable federal and state rules and regulations. In all cases, the proposed amendments require that applicable Fund shareholders receive prior notification of any proposed transaction. The Board of Trustees has concluded that the proposed amendments to the Trust's Trust Instrument are in the best interest of the Trust's shareholders.

     For the text of the proposed amendments, see Article X, Section 5 of the marked Trust Instrument attached to this Proxy Statement as Exhibit C.

REQUIRED VOTE

     Approval of Proposal 2.c. requires the affirmative vote of a majority of the outstanding shares of the Trust, voting in person or by proxy.

     If the Proposal is not approved, the Trust Instrument will remain unchanged and in effect with respect to its current provisions regarding liquidating the Trust or a Fund, but not expressly permitting liquidation of a class, as proposed.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.C.

                 PROPOSAL 3: APPROVE ELIMINATION OF FUNDAMENTAL
             INVESTMENT POLICY FOR JANUS ADVISER FLEXIBLE BOND FUND

     Janus Adviser Flexible Bond Fund was previously named Janus Adviser Flexible Income Fund. In accordance with a rule adopted by the SEC requiring a fund to adopt an 80% investment policy with respect to investments suggested by a fund's name (the "names rule"), Janus Adviser Flexible Income Fund adopted a policy to normally invest at least 80% of its assets in income-producing securities. Such policy was adopted as fundamental. When Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund, in accordance with the names rule, it adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds. This 80% policy was adopted as non-fundamental and is in addition to the fundamental policy to invest in income-producing securities. The Trustees believe that these two policies are largely duplicative and propose eliminating Janus Adviser Flexible Bond Fund's fundamental policy regarding its investments in income-producing securities. Elimination of a fundamental policy requires shareholder approval.

     In addition, the proposal to eliminate Janus Adviser Flexible Bond Fund's policy to invest 80% of assets in income-producing securities is designed to provide the Fund with maximum flexibility to pursue its investment objective of maximizing total return, consistent with preservation of capital, based primarily on investments in bonds and to respond to an ever-changing investment environment. Janus Adviser Flexible Bond Fund intends to maintain its current investment objective and continue to invest at least 80% of its net assets, under normal circumstances, in bonds. "Bonds," as that term is defined in Janus Adviser Flexible Bond Fund's prospectus, currently include mortgage-backed securities, corporate bonds, government bonds, convertible bonds and zero coupon bonds. Any change to Janus Adviser Flexible Bond Fund's non-fundamental policy on bond investments would require 60 days' prior notice to shareholders before implementation.

     The Trustees believe that eliminating Janus Adviser Flexible Bond Fund's policy to invest 80% of assets in income-producing securities is in the best interest of the Fund.

REQUIRED VOTE

     On September 20, 2005, the Board of Trustees voted to approve the elimination of Janus Adviser Flexible Bond Fund's fundamental policy as described above, subject to receipt of shareholder approval.

     Approval of Proposal 3 requires the affirmative vote of a 1940 Act Majority of the Fund, with all share classes voting together with respect to the Fund, eligible to be voted at the Meeting.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF JANUS ADVISER FLEXIBLE BOND FUND VOTE FOR APPROVAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY TO INVEST 80% OF ASSETS IN INCOME-PRODUCING SECURITIES.

                          PROPOSAL 4: PROPOSED AMENDED
                         INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

     On September 20, 2005, the Board of Trustees approved certain conforming amendments to the Investment Advisory Agreements between the Trust, on behalf of certain Funds, and JCM (collectively, the "Proposed Amended Advisory Agreements" and each individually, a "Proposed Amended Advisory Agreement"), and authorized the submission of those amendments to the applicable Funds' shareholders for their approval. The primary purpose of these amendments is to conform to prevailing industry practice; however, the proposed changes, on their face, may be considered "material" changes requiring shareholder approval. A description of the proposed amendments is provided in further detail below under "Description of the Proposed Amended Advisory Agreements."

     A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of each equity or income Fund permitted to vote on this Proposal 4.a., marked to show proposed revisions, is attached as Exhibit E to this Proxy Statement. A copy of a form of Proposed Amended Advisory Agreement between JCM and the Trust, on behalf of Janus Adviser Money Market Fund, marked to show proposed revisions, is attached as Exhibit F to this Proxy Statement.

     On September 20, 2005 and October 19, 2005, the Board of Trustees also approved and ratified amended Investment Advisory Agreements (collectively, the "Proposed Amendments" and each individually, a "Proposed Amendment") for shareholders of each of Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Worldwide Fund that changes the annual rate for fees paid to JCM by each Fund pursuant to its Current Advisory Agreement (described below) from a fixed-rate fee to one that adjusts upward or downward based upon a Fund's performance relative to its benchmark index. Such a change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed Amendments to shareholders of the applicable Funds for their approval as described in Proposal 4.b.

below. For Janus Adviser Contrarian Fund and Janus Adviser Worldwide Fund, the Proposed Amendments would be incorporated into the Proposed Amended Advisory Agreements for these Funds discussed in Proposal 4.a. below.

     A copy of a form of Proposed Amendment for Janus Adviser Contrarian Fund and Janus Adviser Worldwide Fund is attached as Exhibit G to this Proxy Statement. A copy of a form of Proposed Amendment for Janus Adviser Mid Cap Value Fund and Janus Adviser Risk-Managed Core Fund is attached as Exhibit H to this Proxy Statement.

     The proposal to modify the fee schedule in each Fund's Current Advisory Agreement and institute the proposed performance-based advisory fee is designed to more closely align JCM's interests with those of the Funds' shareholders. The investment advisory fee a Fund pays to JCM decreases when the Fund is not performing well relative to its benchmark index and increases during periods when the Fund outperforms its benchmark index. In addition, JCM believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Funds and to attract and retain talented investment personnel.

JCM AS INVESTMENT ADVISER

     JCM currently serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement between JCM and the Trust, on behalf of each Fund (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). JCM is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly-traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The principal executive officers and directors of JCM, located at 151 Detroit Street, Denver, Colorado 80206, and their principal occupations are included in Exhibit I to this Proxy Statement. Certain employees of JCM and/or its affiliates serve as officers of the Trust. Certain officers and interested Trustees of the Trust are shareholders of JCG.

     JCM (together with its predecessors) has served as an investment adviser since 1970. As of September 1, 2005, the Janus Funds that JCM advises consisted of 65 portfolios offering a broad range of investment objectives. JCM also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. As of June 30, 2005, JCM had approximately $130.3 billion in assets under management. JCM currently serves as an investment adviser to other funds that have similar investment objectives as the Funds, as described in detail in Exhibit J to this Proxy Statement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, JCM provides each Fund with continuing investment management services. For all Funds except Janus Adviser Risk-Managed Core Fund and Janus Adviser Mid Cap Value Fund, JCM is responsible for the day-to-day management of the Funds and provides continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to the Trust's Trust Instrument, Bylaws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such other policies and instructions as the Trustees may from time to time determine. For Janus Adviser Risk-Managed Core Fund, JCM has delegated these responsibilities to INTECH pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and INTECH. For Janus Adviser Mid Cap Value Fund, JCM has delegated these responsibilities to Perkins, Wolf, McDonnell and Company, LLC ("Perkins") pursuant to a subadvisory agreement between JCM, on behalf of the Fund, and Perkins. JCM maintains a supervisory role with respect to such delegation to each of INTECH and Perkins.

     JCM provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are considered interested persons of JCM. JCM provides certain administrative and other services and is responsible for the other business affairs of all the Funds. JCM has delegated certain of these duties to INTECH and Perkins with respect to the Fund(s) each manages pursuant to the subadvisory agreement between JCM and each of INTECH and Perkins. JCM also provides certain administrative services to the Trust pursuant to an Administrative Services Agreement between JCM and the Trust, described on page 61 of this Proxy Statement.

     The Funds pay all expenses incident to their organization, operations and business not specifically assumed by JCM, INTECH or Perkins, as applicable, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of JCM, and a description of any fees paid by the Funds to Janus Distributors and Janus Services, is provided on page 63 of this Proxy Statement.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Advisory Agreement for each Fund, except for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund. Current Advisory Agreements for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund were initially approved by the Trustees, including all the Independent Trustees, on March 22, 2005. Each Fund's Current Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent

Trustees, and by either a majority of the outstanding voting securities of that Fund or the Trustees of that Fund.

     Each Current Advisory Agreement: (i) may be terminated without the payment of any penalty by JCM, the Trustees of the Trust, or the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The table below shows the date of each Current Advisory Agreement, the date each Current Advisory Agreement was last submitted to a vote of shareholders, and the reasons for such submission.

                                    DATE OF CURRENT     DATE LAST SUBMITTED
FUND                              ADVISORY AGREEMENT*     TO SHAREHOLDERS*
----                              -------------------   -------------------
Janus Adviser Balanced Fund.....    July 1, 2004        January 31, 2002(1)
Janus Adviser Contrarian Fund...   March 22, 2005        August 1, 2005(2)
Janus Adviser Core Equity
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser Flexible Bond
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser Foreign Stock
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser Forty Fund........    July 1, 2004        January 31, 2002(1)
Janus Adviser Growth and Income
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser High-Yield Fund...   March 22, 2005        August 1, 2005(2)
Janus Adviser International
  Growth Fund...................    July 1, 2004        January 31, 2002(1)
Janus Adviser Large Cap Growth
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser Mid Cap Growth
  Fund..........................    July 1, 2004        January 31, 2002(1)
Janus Adviser Mid Cap Value
  Fund..........................    July 1, 2004        December 31, 2002(2)
Janus Adviser Money Market
  Fund..........................    April 3, 2002       January 31, 2002(1)
Janus Adviser Orion Fund........   March 22, 2005        August 1, 2005(2)
Janus Adviser Risk-Managed Core
  Fund..........................    July 1, 2004        December 31, 2002(2)
Janus Adviser Small-Mid Growth
  Fund..........................   March 22, 2005        August 1, 2005(2)
Janus Adviser Worldwide Fund....    July 1, 2004        January 31, 2002(1)

---------------

 * The date of the Current Advisory Agreement is normally the date of Trustee approval of the agreement, which may differ from the date last submitted to shareholders.
(1) Approved by shareholders in connection with a transaction involving sale of shares of JCM by Thomas H. Bailey.
(2) Approved by the initial shareholder in connection with the Fund's commencement of operations.

DESCRIPTION OF CURRENT ADVISORY FEE

     Pursuant to its Current Advisory Agreement, each Fund pays JCM an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to JCM under its Current Advisory Agreement is calculated at the following annual rate as a percentage of each Fund's average daily net asset value:

FUND                                             ANNUAL RATE
----                                             -----------
Janus Adviser Contrarian Fund...........            0.64%
Janus Adviser Foreign Stock Fund........            0.64%
Janus Adviser Forty Fund................            0.64%
Janus Adviser International Growth
  Fund..................................            0.64%
Janus Adviser Large Cap Growth Fund.....            0.64%
Janus Adviser Mid Cap Growth Fund.......            0.64%
Janus Adviser Mid Cap Value Fund(1).....            0.64%
Janus Adviser Orion Fund................            0.64%
Janus Adviser Small-Mid Growth Fund.....            0.64%
Janus Adviser Growth and Income Fund....            0.62%
Janus Adviser Core Equity Fund..........            0.60%
Janus Adviser Worldwide Fund............            0.60%
Janus Adviser Balanced Fund.............            0.55%
Janus Adviser Risk-Managed Core
  Fund(2)...............................            0.50%
Janus Adviser High-Yield Fund...........  First $300 million  0.65%
                                          Over $300 million  0.55%
Janus Adviser Flexible Bond Fund........  First $300 million  0.50%
                                          Over $300 million  0.40%
Janus Adviser Money Market Fund.........            0.25%

---------------

(1) This amount is reduced by the amount payable by Janus Adviser Mid Cap Value Fund to Perkins, the subadviser to Janus Adviser Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Janus Adviser Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended July 31, 2005, the Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If Proposal 4.b.ii. is approved, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's performance relative to the Russell Midcap(R) Value Index.
(2) JCM, and not Janus Adviser Risk-Managed Core Fund, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets. See Proposal 5 for information regarding a proposed amended subadvisory agreement between JCM and INTECH that incorporates a performance-based advisory fee paid by JCM to INTECH.

     Through December 1, 2006 for the Funds listed below (December 1, 2005 for Janus Adviser Money Market Fund), JCM has agreed by contract to waive its advisory fee payable by each of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding, as applicable, any administrative services fee, any distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) exceed the following percentage of the Fund's average daily net asset value. JCM anticipates continuing the fee waiver for Janus Adviser Money Market Fund on a voluntary basis after December 1, 2005.

Janus Adviser Balanced Fund..............................  0.57%
Janus Adviser Contrarian Fund............................  1.25%
Janus Adviser Core Equity Fund...........................  0.70%
Janus Adviser Flexible Bond Fund.........................  0.55%
Janus Adviser Foreign Stock Fund.........................  1.24%
Janus Adviser Forty Fund.................................  0.67%
Janus Adviser Growth and Income Fund.....................  0.99%
Janus Adviser High-Yield Fund............................  1.00%
Janus Adviser International Growth Fund..................  0.73%
Janus Adviser Large Cap Growth Fund......................  0.66%
Janus Adviser Mid Cap Growth Fund........................  0.65%
Janus Adviser Mid Cap Value Fund.........................  0.74%
Janus Adviser Money Market Fund..........................  0.36%
Janus Adviser Orion Fund.................................  1.25%
Janus Adviser Risk-Managed Core Fund.....................  0.60%
Janus Adviser Small-Mid Growth Fund......................  1.25%
Janus Adviser Worldwide Fund.............................  0.65%

     The following table summarizes the advisory fees paid by the Funds to JCM before any waivers and the amounts waived, if any, including any applicable advisory fee waivers, for the fiscal year ended July 31, 2005. This information is not available for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund as those Funds had not commenced operations as of July 31, 2005.

                                          ADVISORY FEES     WAIVERS
FUND                                       ($) (000'S)    ($) (000'S)
----                                      -------------   -----------
Janus Adviser Balanced Fund.............      3,741           102
Janus Adviser Core Equity Fund..........        249           136
Janus Adviser Flexible Bond Fund........        343           134
Janus Adviser Foreign Stock Fund........         21            21(1)
Janus Adviser Forty Fund................      7,068            13
Janus Adviser Growth and Income Fund....      1,412            --
Janus Adviser International Growth
  Fund..................................      1,907            52
Janus Adviser Large Cap Growth Fund.....      1,715           149
Janus Adviser Mid Cap Growth Fund.......        654           151

                                          ADVISORY FEES     WAIVERS
FUND                                       ($) (000'S)    ($) (000'S)
----                                      -------------   -----------
Janus Adviser Mid Cap Value Fund........        287           114
Janus Adviser Money Market Fund.........         35            35(1)
Janus Adviser Risk-Managed Core Fund....         80            80(1)
Janus Adviser Worldwide Fund............      3,519            14

---------------

(1) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.

           PROPOSAL 4.A. APPROVE CONFORMING AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN FUNDS

     Proposal 4.a. applies to each Fund except Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value Fund.

DESCRIPTION OF THE PROPOSED AMENDED ADVISORY AGREEMENTS

     Other than as described below, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are substantially similar, except for the effective dates and the renewal dates. The same services will be provided under the Proposed Amended Advisory Agreements as are provided under the Current Advisory Agreements. For shareholders of Janus Adviser Contrarian Fund and Janus Adviser Worldwide Fund, in addition to the proposed amendments to the Funds' Current Advisory Agreements as described in this Proposal 4.a., one additional change to your Fund's Current Advisory Agreement is proposed to be incorporated into the Proposed Amended Advisory Agreement as discussed under Proposal 4.b. below.

WHAT ARE THE SIGNIFICANT DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED AMENDED ADVISORY AGREEMENT?

     The Current Advisory Agreement for each applicable Fund does not expressly provide that JCM has investment discretion to manage the Fund's investments. Rather, the Current Advisory Agreement could be read to provide that JCM will make recommendations solely in an advisory capacity. The Proposed Amended Advisory Agreement for each Fund would remove references to JCM acting solely in an advisory capacity and clarify that JCM has authority to execute transactions based on its investment recommendations on behalf of the Fund.

     Although, as a technical matter, these amendments could be read to increase the scope of JCM's authority, they are not expected to result in a change in the way the Funds' investments are managed. In large part, this is because, although each portfolio manager is an employee of JCM, the Trustees have previously elected each Fund's portfolio manager as a Fund officer and have specifically authorized such officers to place orders to purchase and sell Fund investments.

     The proposed amendments are consistent with recommendations made by an independent compliance consultant engaged by JCM as a result of a settlement reached between JCM and the SEC in August 2004. Shareholders of Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value Fund are not being asked to vote on Proposal 4.a. as the Current Advisory Agreements between JCM and the Trust on behalf of each of these Funds already contain the recommended changes.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Advisory Agreement for each applicable Fund and authorized the submission of each Proposed Amended Advisory Agreement to the Fund's shareholders for approval.

     In approving the proposed amendments to each of the Current Advisory Agreements, the Trustees considered the recommendations of the independent compliance consultant engaged by JCM regarding the form of each of those agreements and concluded that the proposed change in the description of the authority of JCM would be more consistent with industry practice and would reflect an appropriate delegation of authority to JCM.

     In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for sub-advised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

     Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

     In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

     The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

  COSTS OF SERVICES PROVIDED

     The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for all but two Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for two-thirds of the Funds was in the lowest cost quartile.

     The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

     The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

     The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

     Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

     The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

  ECONOMIES OF SCALE

     The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except two Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. As noted under Proposal 4.b., it is proposed that the advisory fees payable by certain Funds be modified to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

  OTHER BENEFITS TO THE ADVISER

     The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

     After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the Current Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. The Independent Trustees also approved the Proposed Amended Advisory Agreement for each Fund, concluding that such Proposed Amended Advisory Agreement was in the best interest of the Fund and its shareholders.

REQUIRED VOTE

     Approval of Proposal 4.a. as to each applicable Fund requires a 1940 Act Majority of that Fund. If shareholders of a Fund do not approve the Proposed Amended Advisory Agreement for the Fund, JCM will continue as the Fund's investment adviser under the terms of the Current Advisory Agreement with the Fund. If shareholders approve the Proposed Amended Advisory Agreement for the Fund, the amendments are expected to become effective on January 1, 2006. Shareholders of Janus Adviser Contrarian Fund and Janus Adviser Worldwide Fund may approve other amendments to such Funds' Current Advisory Agreements as described in Proposal 4.b.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE CONFORMING AMENDMENTS IN THE PROPOSED AMENDED ADVISORY AGREEMENT FOR THEIR FUND.

        PROPOSAL 4.B. APPROVE PROPOSED AMENDMENTS TO INVESTMENT ADVISORY
        AGREEMENTS BETWEEN JCM AND THE TRUST ON BEHALF OF CERTAIN FUNDS
            THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE INVESTMENT
                      ADVISORY FEE STRUCTURE FOR THE FUNDS

     This Proposal 4.b. applies to shareholders of Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Worldwide Fund. Each Fund will vote separately on this Proposal. Shareholders of Janus Adviser Contrarian Fund will vote on Proposal 4.b.i. Shareholders of Janus Adviser Mid Cap Value Fund will vote on Proposal 4.b.ii. Shareholders of Janus Adviser Risk-Managed Core Fund will vote on Proposal 4.b.iii. Shareholders of Janus Adviser Worldwide Fund will vote on Proposal 4.b.iv.

DESCRIPTION OF THE PROPOSED AMENDMENTS ON PERFORMANCE FEES

     Except for the proposed change in fee structure discussed below and the changes discussed under Proposal 4.a. above that apply to Janus Adviser Contrarian Fund and Janus Adviser Worldwide Fund, after giving effect to the Proposed Amendments, the Current Advisory Agreements will remain substantially unchanged, except for the effective date of the Proposed Amendments and the renewal dates. It is anticipated that the same services will be provided under the Advisory Agreements before and after the Proposed Amendments.

     The proposed investment advisory fee to be paid to JCM by each of these Funds will consist of two components: (1) a base management fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus
(2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until a Proposed Amendment has been in effect for at least 12 months. When a Proposed Amendment has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amendment took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     For each Fund, the fixed rate used in computing the Base Fee will be the same as that used in computing the fee paid to JCM by the Fund under its Current Advisory Agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase JCM's fee even if the Fund's shares lose value during the performance measurement period and could decrease JCM's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

     The investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class A Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After JCM determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of that Fund's benchmark index, JCM will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

     The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

     Each Fund's benchmark index is identified below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

     It is not possible to predict the effect of the Performance Adjustment on future overall compensation to JCM since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

     If the average daily net assets of a Fund remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee would be computed as follows:

     $200 million x 0.60% / 12 = $100,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.

     If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, JCM would reimburse the applicable Fund.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee would be computed as follows:

     $800 million x 0.60% / 12 = $400,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.

     If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance or approximately 1/12th of 0.506% in the case of underperformance.

     If approved for a Fund, the Proposed Amendment described in this Proposal 4.b. (and each applicable subsection of Proposal 4.b.) and the amended fee schedule for that Fund are expected to become effective on January 1, 2006. However, as noted above, for the first 12 months after the effective date, only the Fund's Base Fee rate will apply.

     The proposed Base Fee for each Fund (which is the same as the current annual investment advisory fee rate paid by the Fund to JCM) and the Fund's benchmark index are shown in the following table:

                                                               BASE FEE
FUND                                BENCHMARK INDEX        (ANNUAL FEE RATE)
----                                ---------------        -----------------
Janus Adviser Contrarian
  Fund......................       S&P 500(R) Index*             0.64%
Janus Adviser Mid Cap Value
  Fund......................    Russell Midcap(R) Value          0.64%#
                                        Index**
Janus Adviser Risk-Managed
  Core Fund.................       S&P 500(R) Index*             0.50%##
Janus Adviser Worldwide
  Fund......................    MSCI World(SM) Index***          0.60%

---------------

  * The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
 ** The Russell Midcap(R) Value Index measures the performance of those Russell
    Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.
*** The Morgan Stanley Capital International ("MSCI") World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.
  # This amount is reduced by the amount payable by Janus Adviser Mid Cap Value
    Fund to Perkins, the subadviser to Janus Adviser Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between JCM and Perkins. Under this Sub-Advisory Agreement, Janus Adviser Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to JCM (net of any reimbursements of expenses incurred or fees waived by JCM). For the fiscal year ended July 31, 2005, Janus Adviser Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. If Proposal 4.b.ii. is approved, Perkins will receive a fee from the Fund that will adjust upward or downward based upon the Fund's performance relative to the Russell Midcap(R) Value Index.
 ## JCM, and not Janus Adviser Risk-Managed Core Fund, pays INTECH a fee for its services provided pursuant to a Sub-Advisory Agreement between JCM, on behalf of the Fund, and INTECH, at an annual rate of 0.26% of the Fund's average daily net assets. See Proposal 5 for information regarding a proposed amended subadvisory agreement between JCM and INTECH that incorporates a performance-based fee paid by JCM to INTECH.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by each Fund, before and after all applicable waivers, for the fiscal year ended July 31, 2005; (2) the dollar amount of the pro forma advisory fees that would have been paid by each Fund, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) for each Fund, the difference between (i) the amount of the pro forma advisory fees, net of waivers, that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid, net of waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by a Fund and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2005 and that it would have been calculated over the full preceding 36 month performance measurement period (for Janus Adviser Mid Cap Value Fund and Janus Adviser Risk-Managed Core Fund, the period from each Fund's date of inception:
December 31, 2002 to July 31, 2005 and January 2, 2003 to July 31, 2005, respectively). No information is shown for Janus Adviser Contrarian Fund as that Fund commenced operations on August 1, 2005, after the end of the last fiscal year.

                                ACTUAL ADVISORY FEES                    PRO FORMA ADVISORY FEES*
                       ---------------------------------------   ---------------------------------------   DIFFERENCE
                         ACTUAL                      ACTUAL       PRO FORMA                   PRO FORMA      BETWEEN
                        ADVISORY                    ADVISORY      ADVISORY                    ADVISORY      PRO FORMA
                       FEES BEFORE                 FEES AFTER    FEES BEFORE                 FEES AFTER    AND ACTUAL
                         WAIVERS       WAIVERS       WAIVERS       WAIVERS       WAIVERS       WAIVERS      ADVISORY
FUND                   ($) (000'S)   ($) (000'S)   ($) (000'S)   ($) (000'S)   ($) (000'S)   ($) (000'S)      FEES
----                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Janus Adviser Mid Cap
  Value Fund.........       287          114            173           263          90             173             0%
Janus Adviser
  Risk-Managed Core
  Fund...............        80           80              0            96          96               0             0%
Janus Adviser
  Worldwide Fund.....     3,519           14          3,505         2,051           0           2,051        (41.48)%

---------------

* As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees is based on the investment performance of a Fund's Class A Shares versus the Fund's benchmark index over the 36 month period ended July 31, 2005 (for Janus Adviser Mid Cap Value Fund and Janus Adviser Risk-Managed Core Fund, the period from each Fund's date of inception:
  December 31, 2002 to July 31, 2005 and January 2, 2003 to July 31, 2005, respectively). Each Fund's Class A Shares commenced operations on September 30, 2004. For each Fund for the applicable period prior to September 30, 2004, the Performance Adjustment is based on the investment performance of such Fund's Class I Shares, adjusted to reflect any higher fees and expenses of Class A Shares and without regard to any fee expense limitations then in effect.

                     4.B.I.  JANUS ADVISER CONTRARIAN FUND

     The Fund is a new fund that commenced operations on August 1, 2005 and, accordingly, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period. The net assets of Janus Adviser Contrarian Fund as of September 30, 2005 (two month period of operations) was $1,054,131.

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 7%

     If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%               1/12th of 0.15%             1/12th of 0.79%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%                   0.00                   1/12th of 0.64%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 7%

     If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%              1/12th of -0.15%             1/12th of 0.49%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure, without giving effect to any fee waivers. Current expense information reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. No information is available for Janus Adviser Contrarian Fund under the proposed fee structure for Annual Fund Operating Expenses as this Fund had not commenced operations as of the end of the Trust's most recent fiscal year.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with JCM. In the expense waiver agreement, JCM has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                  CLASS A     CLASS C     CLASS I     CLASS R
                                  -------     -------     -------     -------
Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...............  5.75% (2)   None        None        None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lower of original purchase
  price or redemption
  proceeds).....................  None  (3)   1.00% (4)   None        None
Redemption Fee (as a % of amount
  redeemed).....................  None        None        None        None
Exchange Fee....................  None        None        None        None

---------------

(1) Your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) Sales charge may be waived for certain investors.
(3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales load and then redeemed within 12 months of purchase. This sales charge is not reflected in the table.
(4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                  DISTRIBUTION/                  TOTAL ANNUAL
                                    MANAGEMENT       SERVICE          OTHER       OPERATING
                                       FEE       (12B-1) FEES(1)   EXPENSES(2)   EXPENSES(3)
                                    ----------   ---------------   -----------   ------------
JANUS ADVISER CONTRARIAN FUND
  Class A Shares
    Current.......................    0.64%           0.25%           6.04%         6.93%
    Pro Forma.....................       --              --              --            --
  Class C Shares
    Current.......................    0.64%           1.00%           6.04%         7.68%
    Pro Forma.....................       --              --              --            --
  Class I Shares
    Current.......................    0.64%           0.25%           6.19%         7.08%
    Pro Forma.....................       --              --              --            --
  Class R Shares
    Current.......................    0.64%           0.50%           6.19%         7.33%
    Pro Forma.....................       --              --              --            --

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under the current fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. No pro forma information is available as the Fund commenced operations after the end of the Trust's last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:

                                                        1 YEAR   3 YEARS
                                                        ------   -------
JANUS ADVISER CONTRARIAN FUND
  Class A Shares
    Current...........................................  $1,222   $2,478
    Pro Forma.........................................      --       --
  Class C Shares
    Current...........................................     858    2,213
    Pro Forma.........................................      --       --
  Class I Shares
    Current...........................................     701    2,058
    Pro Forma.........................................      --       --
  Class R Shares
    Current...........................................     724    2,123
    Pro Forma.........................................      --       --

IF YOU DO NOT REDEEM YOUR SHARES:

                                                        1 YEAR   3 YEARS
                                                        ------   -------
JANUS ADVISER CONTRARIAN FUND
  Class A Shares
    Current...........................................  $1,222   $2,478
    Pro Forma.........................................      --       --
  Class C Shares
    Current...........................................     758    2,213
    Pro Forma.........................................      --       --
  Class I Shares
    Current...........................................     701    2,058
    Pro Forma.........................................      --       --
  Class R Shares
    Current...........................................     724    2,123
    Pro Forma.........................................      --       --

---------------

(1) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(2) For Class A Shares and Class C Shares, Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares. For Class I Shares and Class R Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
(3) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholding servicing fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to the extent such operating expenses exceed 1.25% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may effect the Performance Adjustment in a way that is favorable to JCM. It is possible that the cumulative dollar amount of additional compensation ultimately payable to JCM will, under some circumstances, exceed the cumulative dollar amount of fees waived by JCM. The current agreement will be in effect until December 1, 2006, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.

                   4.B.II.  JANUS ADVISER MID CAP VALUE FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended July 31, 2004 and July 31, 2005 were $25,886,630 and $78,907,761, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 4%

     If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%              1/12th of 0.15%             1/12th of 0.79%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%                   0.00                   1/12th of 0.64%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 4%

     If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.64%              1/12th of -0.15%            1/12th of 0.49%

     Under the terms of the current Sub-Advisory Agreement between JCM, on behalf of Janus Adviser Mid Cap Value Fund, and Perkins, Janus Adviser Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to JCM by the Fund (and JCM's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that pursuant to the terms of the Proposed Amendment, the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to JCM based on Janus Adviser Mid Cap Value Fund's Class A Shares' performance relative to the Russell Midcap(R) Value Index. If Proposal 4.b.ii. is not approved, Perkins will continue to receive a subadvisory fee from the Fund that is equal to 50% of the advisory fee otherwise paid by the Fund to JCM under the Current Advisory Agreement (and JCM's advisory fee is thereby reduced by 50%), currently 0.32% of Janus Adviser Mid Cap Value Fund's average daily net assets.

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2005 and that it would have been calculated over the period December 31, 2002 to July 31, 2005 (the period since the Fund's inception date). The fees and expenses shown were determined based upon average net assets as of the fiscal year ended July 31, 2005. For the December 31, 2002 to July 31, 2005 period, the Fund underperformed its benchmark index (by more than 4%) and the fiscal year end average daily net assets were higher than the trailing 31 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with JCM. In the expense waiver agreement, JCM has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                  CLASS A     CLASS C     CLASS I     CLASS R
                                  -------     -------     -------     -------
Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...............  5.75% (2)   None        None        None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lower of original purchase
  price or redemption
  proceeds).....................  None  (3)   1.00% (4)   None        None
Redemption Fee (as a % of amount
  redeemed).....................  None        None        None        None
Exchange Fee....................  None        None        None        None

---------------

(1) Your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) Sales charge may be waived for certain investors.
(3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales load and then redeemed within 12 months of purchase. This sales charge is not reflected in the table.
(4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                  DISTRIBUTION/                  TOTAL ANNUAL
                                    MANAGEMENT       SERVICE          OTHER       OPERATING
                                      FEE(1)     (12B-1) FEES(2)   EXPENSES(3)   EXPENSES(4)
                                    ----------   ---------------   -----------   ------------
JANUS ADVISER MID CAP VALUE FUND
  Class A Shares
    Current.......................    0.64%           0.25%           0.19%         1.08%
    Pro Forma.....................    0.59%           0.25%           0.19%         1.03%
  Class C Shares
    Current.......................    0.64%           1.00%           0.39%         2.03%
    Pro Forma.....................    0.59%           1.00%           0.39%         1.98%
  Class I Shares
    Current.......................    0.64%           0.25%           0.63%         1.52%
    Pro Forma.....................    0.59%           0.25%           0.63%         1.47%

                                                  DISTRIBUTION/                  TOTAL ANNUAL
                                    MANAGEMENT       SERVICE          OTHER       OPERATING
                                      FEE(1)     (12B-1) FEES(2)   EXPENSES(3)   EXPENSES(4)
                                    ----------   ---------------   -----------   ------------
  Class R Shares
    Current.......................    0.64%           0.50%           0.54%         1.68%
    Pro Forma.....................    0.59%           0.50%           0.54%         1.63%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect from the date of Fund inception, December 31, 2002, through July 31, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER MID CAP VALUE FUND
  Class A Shares
    Current........................  $  679   $  899    $1,136     $1,816
    Pro Forma......................     674      884     1,111      1,762
  Class C Shares
    Current........................     306      637     1,093      2,358
    Pro Forma......................     301      621     1,068      2,306
  Class I Shares
    Current........................     155      480       829      1,813
    Pro Forma......................     150      465       803      1,757
  Class R Shares
    Current........................     171      530       913      1,987
    Pro Forma......................     166      514       887      1,933

IF YOU DO NOT REDEEM YOUR SHARES:*

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER MID CAP VALUE FUND
  Class A Shares
    Current........................  $  679   $  899    $1,136     $1,816
    Pro Forma......................     674      884     1,111      1,762
  Class C Shares
    Current........................     206      637     1,093      2,358
    Pro Forma......................     201      621     1,068      2,306

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
  Class I Shares
    Current........................     155      480       829      1,813
    Pro Forma......................     150      465       803      1,757
  Class R Shares
    Current........................     171      530       913      1,987
    Pro Forma......................     166      514       887      1,933

---------------

(1) Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A Shares versus the Fund's benchmark index over the period December 31, 2002 to July 31, 2005 (since the Fund's date of inception). The Fund's Class A Shares commenced operations on September 30, 2004. For the period prior to September 30, 2004, the Performance Adjustment is based on the investment performance of the Fund's Class I Shares, adjusted to reflect any higher fees and expenses of Class A Shares and without regard to any fee expense limitations then in effect. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(2) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) For Class A Shares and Class C Shares, Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares. For Class I Shares and Class R Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
(4) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholding servicing fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to the extent such operating expenses exceed 0.74% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may effect the Performance Adjustment in a way that is favorable to JCM. It is possible that the cumulative dollar amount of additional compensation ultimately payable to JCM will, under some circumstances, exceed the cumulative dollar amount of fees waived by JCM. The current agreement will be in effect until December 1, 2006, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.
 * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                 4.B.III.  JANUS ADVISER RISK-MANAGED CORE FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The average daily net assets of the Fund as of the fiscal years ended July 31, 2004 and July 31, 2005 were $12,257,578 and $25,077,721, respectively.

     The monthly maximum positive or negative performance adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 4%

     If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.50%              1/12th of 0.15%             1/12th of 0.65%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.50%                   0.00                   1/12th of 0.50%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 4%

     If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.50%              1/12th of -0.15%            1/12th of 0.35%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2005 and that it would have been calculated over the period January 2, 2003 to July 31, 2005 (the period since the Fund's inception date). The fees and expenses shown were determined based upon average net assets as of the fiscal year ended July 31, 2005. For the January 2, 2003 to July 31, 2005 period, the Fund outperformed its benchmark index (by more than 4%) and the fiscal year end average daily net assets were higher than the trailing 31 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with JCM. In the expense waiver agreement, JCM has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                  CLASS A     CLASS C     CLASS I     CLASS R
                                  -------     -------     -------     -------
Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...............  5.75% (2)   None        None        None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lower of original purchase
  price or redemption
  proceeds).....................  None  (3)   1.00% (4)   None        None
Redemption Fee on Shares held
  for three months or less (as a
  % of amount redeemed).........  None        None        2.00% (5)   2.00% (5)
Exchange Fee....................  None        None        None  (6)   None  (6)

---------------

(1) Your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) Sales charge may be waived for certain investors.
(3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales load and then redeemed within 12 months of purchase. This sales charge is not reflected in the table.
(4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
(5) The Redemption Fee may be waived in certain circumstances.
(6) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% Redemption Fee.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                  DISTRIBUTION/                  TOTAL ANNUAL
                                    MANAGEMENT       SERVICE          OTHER       OPERATING
                                      FEE(1)     (12B-1) FEES(2)   EXPENSES(3)   EXPENSES(4)
                                    ----------   ---------------   -----------   ------------
JANUS ADVISER RISK-MANAGED CORE
  FUND
  Class A Shares
    Current.......................    0.50%           0.25%           0.78%         1.53%
    Pro Forma.....................    0.60%           0.25%           0.78%         1.63%
  Class C Shares
    Current.......................    0.50%           1.00%           1.18%         2.68%
    Pro Forma.....................    0.60%           1.00%           1.18%         2.78%
  Class I Shares
    Current.......................    0.50%           0.25%           1.38%         2.13%
    Pro Forma.....................    0.60%           0.25%           1.38%         2.23%
  Class R Shares
    Current.......................    0.50%           0.50%           1.41%         2.41%
    Pro Forma.....................    0.60%           0.50%           1.41%         2.51%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect from the date of Fund inception, January 2, 2003 through July 31, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER RISK-MANAGED CORE
  FUND
  Class A Shares
    Current........................  $  722   $1,031    $1,361     $2,294
    Pro Forma......................     731    1,060     1,411      2,397
  Class C Shares
    Current........................     371      832     1,420      3,012
    Pro Forma......................     381      862     1,469      3,109
  Class I Shares
    Current........................     216      667     1,144      2,462
    Pro Forma......................     226      697     1,195      2,565
  Class R Shares
    Current........................     244      751     1,285      2,746
    Pro Forma......................     254      782     1,335      2,846

IF YOU DO NOT REDEEM YOUR SHARES:*

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER RISK-MANAGED CORE
  FUND
  Class A Shares
    Current........................  $  722   $1,031    $1,361     $2,294
    Pro Forma......................     731    1,060     1,411      2,397
  Class C Shares
    Current........................     271      832     1,420      3,012
    Pro Forma......................     281      862     1,469      3,109
  Class I Shares
    Current........................     216      667     1,144      2,462
    Pro Forma......................     226      697     1,195      2,565
  Class R Shares
    Current........................     244      751     1,285      2,746
    Pro Forma......................     254      782     1,335      2,846

---------------

(1) Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A Shares versus the Fund's benchmark index over the period January 2, 2003 to July 31, 2005 (since the Fund's date of inception). The Fund's Class A Shares commenced operations on September 30, 2004. For the period prior to September 30, 2004, the Performance Adjustment is based on the investment performance of the Fund's Class I Shares, adjusted to reflect any higher fees and expenses of Class A Shares and without regard to any fee expense limitations then in effect. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(2) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) For Class A Shares and Class C Shares, Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares. For Class I Shares and Class R Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
(4) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholding servicing fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to the extent such operating expenses exceed 0.60% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may effect the Performance Adjustment in a way that is favorable to JCM. It is possible that the cumulative dollar amount of additional compensation ultimately payable to JCM will, under some circumstances, exceed the cumulative dollar amount of fees waived by JCM. The current agreement will be in effect until December 1, 2006, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.
 * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                     4.B.IV.  JANUS ADVISER WORLDWIDE FUND

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended July 31, 2004 and July 31, 2005 were $709,907,957 and $462,353,912, respectively.

     The monthly maximum positive or negative performance adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World(SM) Index.

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 6%

     If the Fund has outperformed the MSCI World(SM) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.60%              1/12th of 0.15%             1/12th of 0.75%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If the Fund performance has tracked the performance of the MSCI World(SM) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.60%                   0.00                   1/12th of 0.60%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 6%

     If the Fund underperforms the MSCI World(SM) Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.60%              1/12th of -0.15%            1/12th of 0.45%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2005 and that it would have been calculated over a full 36 month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended July 31, 2005. For the 36 month period ended July 31, 2005, the Fund underperformed its benchmark index (by more than 6%) and the fiscal year end average daily net assets were lower than the trailing 36 month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the Fund.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with JCM. In the expense waiver agreement, JCM has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                  CLASS A     CLASS C     CLASS I     CLASS R
                                  -------     -------     -------     -------
Maximum Sales Charge (Load)
  Imposed On Purchases (% of
  offering price)...............  5.75% (2)   None        None        None
Maximum Deferred Sales Charge
  (Load) (as a percentage of the
  lower of original purchase
  price or redemption
  proceeds).....................  None  (3)   1.00% (4)   None        None
Redemption Fee on Shares held
  for three months or less (as a
  % of amount redeemed).........  None        None        2.00% (5)   2.00% (5)
Exchange Fee....................  None        None        None  (6)   None  (6)

---------------

(1) Your financial intermediary may charge a separate fee for purchases and sales of shares.
(2) Sales charge may be waived for certain investors.
(3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales load and then redeemed within 12 months of purchase. This sales charge is not reflected in the table.
(4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
(5) The Redemption Fee may be waived in certain circumstances.
(6) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% Redemption Fee.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                  DISTRIBUTION/                  TOTAL ANNUAL
                                    MANAGEMENT       SERVICE          OTHER       OPERATING
                                      FEE(1)     (12B-1) FEES(2)   EXPENSES(3)   EXPENSES(4)
                                    ----------   ---------------   -----------   ------------
JANUS ADVISER WORLDWIDE FUND
  Class A Shares
    Current.......................    0.60%           0.25%           0.10%         0.95%
    Pro Forma.....................    0.35%           0.25%           0.10%         0.70%
  Class C Shares
    Current.......................    0.60%           1.00%           0.14%         1.74%
    Pro Forma.....................    0.35%           1.00%           0.14%         1.49%
  Class I Shares
    Current.......................    0.60%           0.25%           0.30%         1.15%
    Pro Forma.....................    0.35%           0.25%           0.30%         0.90%
  Class R Shares
    Current.......................    0.60%           0.50%           0.29%         1.39%
    Pro Forma.....................    0.35%           0.50%           0.29%         1.14%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund under both the current fee structure and the proposed fee structure with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for the 36 month period ended July 31, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:(*)

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER WORLDWIDE FUND
  Class A Shares
    Current........................  $  666   $  860    $1,070     $1,674
    Pro Forma......................     642      786       942      1,395
  Class C Shares
    Current........................     277      548       944      2,052
    Pro Forma......................     252      471       813      1,779
  Class I Shares
    Current........................     117      365       633      1,398
    Pro Forma......................      92      287       498      1,108
  Class R Shares
    Current........................     142      440       761      1,669
    Pro Forma......................     116      362       628      1,386

IF YOU DO NOT REDEEM YOUR SHARES:(*)

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS ADVISER WORLDWIDE FUND
  Class A Shares
    Current........................  $  666   $  860    $1,070     $1,674
    Pro Forma......................     642      786       946      1,395
  Class C Shares
    Current........................     177      548       944      2,052
    Pro Forma......................     152      471       813      1,779
  Class I Shares
    Current........................     117      365       633      1,398
    Pro Forma......................      92      287       498      1,108
  Class R Shares
    Current........................     142      440       761      1,669
    Pro Forma......................     116      362       628      1,386

---------------

(1) Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A

Shares versus the Fund's benchmark index over the 36 month period ended July 31, 2005. The Fund's Class A Shares commenced operations on September 30, 2004. For the period prior to September 30, 2004, the Performance Adjustment is based on the investment performance of the Fund's Class I Shares, adjusted to reflect any higher fees and expenses of Class A Shares and without regard to any fee expense limitations then in effect. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(2) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3) For Class A Shares and Class C Shares, Other Expenses may include networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares. For Class I Shares and Class R Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants or other underlying investors through institutional channels.
(4) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by JCM. JCM has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholding servicing fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to the extent such operating expenses exceed 0.65% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may effect the Performance Adjustment in a way that is favorable to JCM. It is possible that the cumulative dollar amount of additional compensation ultimately payable to JCM will, under some circumstances, exceed the cumulative dollar amount of fees waived by JCM. The current agreement will be in effect until December 1, 2006, unless terminated, revised or extended.
 * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

FOR JANUS ADVISER CONTRARIAN FUND, JANUS ADVISER MID CAP VALUE FUND, JANUS ADVISER RISK-MANAGED CORE FUND AND JANUS ADVISER WORLDWIDE FUND

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amendment for each applicable Fund and authorized the submission of each Proposed Amendment to the Fund's shareholders for approval.

     For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have been exploring the possibility of modifying the fee structure for certain Funds to provide for a Base Fee for each of those Funds at the same rate as the current advisory fee rate for that Fund, and a performance-based adjustment that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

     They also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

     As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in each of the Proposed Amendments for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Amendment before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

     In addition to considering the performance fee structure reflected in each Proposed Amendment, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 4.a Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 4.b. as to each applicable Fund requires a 1940 Act Majority. In addition:

     - Approval of Proposal 4.b.i. by shareholders of Janus Adviser Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Contrarian Fund, a series of JIF, with respect to proposed amendments to the investment advisory agreement for that fund described in a separate proxy statement.

     - Approval of Proposal 4.b.ii. by shareholders of Janus Adviser Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Aspen Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     - Approval of Proposal 4.b.iii. by shareholders of Janus Adviser Risk-Managed Core Fund is contingent upon approval of the same proposal for shareholders of Janus Risk-Managed Stock Fund, a series of JIF, and Janus Aspen Risk- Managed Core Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     - Approval of Proposal 4.b.iv. by shareholders of Janus Adviser Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Worldwide Fund, a series of JIF, and Janus Aspen Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed amendments to the investment advisory agreements for those funds described in separate proxy statements.

     If shareholders of a Fund do not approve the Proposed Amendment, or if the contingencies stated above are not complied with, JCM would continue as the Fund's investment adviser under the terms of the Current Advisory Agreement for that Fund.

     With respect to Proposal 4.b. (and each related subsection thereof), in addition to obtaining the required shareholder approval, implementation of the Proposed Amendment for each applicable Fund is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004, and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH APPLICABLE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT FOR THEIR FUND.

PROPOSAL 5: APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN JCM, ON BEHALF OF
    JANUS ADVISER RISK-MANAGED CORE FUND, AND INTECH THAT WOULD INTRODUCE A
                PERFORMANCE INCENTIVE SUBADVISORY FEE STRUCTURE

     This Proposal 5 applies to Janus Adviser Risk-Managed Core Fund only.

INTRODUCTION

     On September 20, 2005, as described in Proposal 4.b. (subsection 4.b.iii.) above, the Board of Trustees approved the Proposed Amendment to the Current Advisory Agreement for shareholders of Janus Adviser Risk-Managed Core Fund that changes the annual rate for advisory fees paid to JCM by the Fund, pursuant to its Current Advisory Agreement, from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund's Class A Shares relative to the Fund's benchmark, the S&P 500(R) Index.

     In addition, the Board of Trustees approved proposed amendments to the Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") between JCM, on behalf of the Fund, and INTECH, related to subadvisory services provided for the Fund. The Proposed Amended Sub-Advisory Agreement similarly changes the annual rate for subadvisory fees paid by JCM to INTECH, pursuant to its current Sub-Advisory Agreement ("Current Sub-Advisory Agreement"), from a fixed-rate fee to one that adjusts upward or downward based upon the performance of the Fund's Class A Shares relative to the Fund's benchmark index. Such change in fee structure requires shareholder approval. The Board of Trustees approved and authorized the submission of the Proposed Amended Sub-Advisory Agreement to shareholders of the Fund for their approval.

     A form of Proposed Amended Sub-Advisory Agreement is attached as Exhibit K to this Proxy Statement.

     The proposal to amend the Current Sub-Advisory Agreement and institute the proposed performance-based subadvisory fee is designed to more closely align INTECH's interests with those of the Fund's shareholders. The subadvisory fee JCM pays to INTECH would decrease when the Fund is not performing well relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. In addition, JCM believes that the proposed subadvisory fee structure would enable INTECH to maintain the quality of services it provides to the Fund. THE FUND DOES NOT PAY THE SUBADVISORY FEE TO INTECH; THE SUBADVISORY FEE IS PAID SOLELY BY JCM.

INTECH AS SUBADVISER

     INTECH currently serves as subadviser to the Fund pursuant to the Current Sub-Advisory Agreement. INTECH is an indirect subsidiary of JCG. JCM indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. JCG owns approximately 95% of JCM. The principal executive officers and directors of INTECH, located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, and their principal occupations are included in Exhibit L to this Proxy Statement.

     INTECH has served as an investment adviser since 1987 and, as of September 1, 2005, serves as subadviser to five Janus funds. INTECH also provides separate account advisory services for institutional accounts. As of June 30, 2005, INTECH had approximately $31.7 billion in assets under management. INTECH currently serves as a subadviser to several other Janus funds with similar investment objectives as the Fund. The objective, net asset size as of June 30, 2005, and annual rate of compensation paid by JCM to INTECH, as a percentage of such fund's average daily net assets, is shown in the table below.

                                            NET ASSET     ANNUAL RATE    FEE WAIVERS
                                              SIZE             OF            OR
FUND                      OBJECTIVE       (IN MILLIONS)   COMPENSATION   REDUCTIONS
----                   ----------------   -------------   ------------   -----------
Janus Risk-Managed
  Stock Fund.........  long-term growth      $350.3          0.26%          None*
                       of capital
Risk-Managed Core
  Portfolio..........  long-term growth      $ 18.0          0.26%          None*
                       of capital

---------------

* As of June 30, 2005, there were no fee waivers in place with respect to fees paid by JCM to INTECH pursuant to the current subadvisory agreements between JCM, on behalf of each fund listed in the table, and INTECH.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENT

     Under the Current Sub-Advisory Agreement, JCM has delegated to INTECH certain investment management services. JCM maintains a supervisory role with respect to its delegation of investment management services to INTECH. INTECH is responsible for the day-to-day management of the Fund and determines the purchase and sale of securities held by the Fund, subject to the Trust's Trust Instrument, Bylaws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees may determine.

     INTECH pays the salaries, fees and expenses of its investment personnel. In connection with JCM's delegation of investment management services to INTECH,
INTECH: (i) manages the investment operations of the Fund's portfolio; (ii) furnishes information to JCM or the Trust as reasonably required to keep JCM, the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the portfolio of the Fund; (iii) maintains all books and records related to the Fund required to be maintained pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended; (iv) submits reports to JCM relating to the valuation of the Fund's assets; (v) exercises voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised; (vi) provides the Trustees and JCM with economic, operational and investment data and reports; and
(vii) provides JCM with information for regulatory filings. JCM provides certain administrative and other services and is responsible for the other business affairs of the Fund not specifically delegated to INTECH.

     Pursuant to its Current Sub-Advisory Agreement dated July 1, 2004, JCM pays INTECH a subadvisory fee for its services, which is calculated daily and paid monthly at the annual rate of 0.26% of the Fund's average daily net asset value. For the fiscal year ended July 31, 2005, JCM paid INTECH $41,788 in subadvisory fees for Janus Adviser Risk-Managed Core Fund.

     At a meeting of the Trustees held on June 15, 2005, the Trustees, including all of the Independent Trustees, approved the continuation of the Current Sub-Advisory Agreement for the Fund. The Current Sub-Advisory Agreement continues in effect until July 1, 2006 and thereafter from year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Trustees of the Fund. The Current Sub-Advisory Agreement was submitted to the vote of the Fund's initial shareholder on December 31, 2002 in connection with the commencement of the Fund's operations.

     The Current Sub-Advisory Agreement: (i) may be terminated without payment of any penalty by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' advance written notice; (ii) terminates automatically in the event of its assignment; (iii) may be terminated by JCM or INTECH at any time, without penalty, by giving 60 days' advance written notice of termination to the other party; (iv) may be terminated by JCM or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the Current Sub-Advisory Agreement; (v) terminates, without penalty, upon termination of the Current Advisory Agreement between JCM and the Fund; and (vi) generally, may not be amended without approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

     The following table summarizes the pro forma advisory fees based on the net assets of Janus Adviser Risk-Managed Core Fund that would have been paid by JCM to INTECH under the Proposed Amended Sub-Advisory Agreement for the fiscal year ended July 31, 2005. This information assumes that the Performance Adjustment (as described below) would have been in effect during the fiscal year and that it would have been calculated over the period since the Fund's inception, January 2, 2003 to July 31, 2005. The last column indicates the percentage increase or decrease of the fee that INTECH would have received had the proposed performance-based fee arrangement been in effect during the period.

        NET ASSETS                  PRO FORMA                  % INCREASE (+) OR
         (000'S)                  ADVISORY FEES                  DECREASE (-)
        ----------                -------------                -----------------
         $25,078                     $45,601                         +9.12%

DESCRIPTION OF THE PROPOSED AMENDED SUB-ADVISORY AGREEMENT

     Except for the changes in the fee structure described below, the effective dates, and the renewal dates, the terms of the Current Sub-Advisory Agreement and the Proposed Amended Sub-Advisory Agreement are substantially similar. It is anticipated that the same services will be provided under the Proposed Amended Sub-Advisory Agreement as are provided under the Current Sub-Advisory Agreement.

     The proposed subadvisory fee rate to be paid by JCM to INTECH will consist of two components: (1) a base management fee calculated and accrued daily and payable monthly, equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) half of any performance fee adjustment paid to JCM by the Fund ("Performance Adjustment"), pursuant to the Proposed Amendment to the Current Advisory Agreement between JCM and the Trust, on behalf of the Fund. No Performance Adjustment will be paid to INTECH until the Proposed Amended Sub-Advisory Agreement has been in effect for at least 12 months.

     The Base Fee rate is the same as the annual fixed-rate fee paid by JCM to INTECH under its Current Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by JCM to INTECH, depending upon the investment performance of the Fund's Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

     If approved by shareholders of the Fund, the Proposed Amended Sub-Advisory Agreement for the Fund and new fee schedule is expected to become effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate will apply. Beginning 12 months after the effective date, the Performance Adjustment will go into effect based upon the performance period commencing on the effective date. When the Proposed Amended Sub-Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amended Sub-Advisory Agreement took effect. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment will be calculated using a rolling 36 month period. The Fund does not pay any subadvisory fees to INTECH; this fee is paid by JCM.

BOARD APPROVAL AND RECOMMENDATION

     On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve the Proposed Amended Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval.

     The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under Proposal 4.b -- Board Approval and Recommendation.

     In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under Proposal 4.a -- Board Approval and Recommendation.

REQUIRED VOTE

     Approval of Proposal 5 requires a 1940 Act Majority of the Fund. Approval of Proposal 5 is contingent upon approval of the Proposed Amendment to the Current Advisory Agreement by shareholders of Janus Adviser Risk-Managed Core Fund as described in Proposal 4.b. (and subsection 4.b.iii.) above. If shareholders of the Fund do not approve the Proposed Amended Sub-Advisory Agreement, or if the contingencies discussed under "Required Vote" in Proposal 4.b. above are not complied with, INTECH will continue as the Fund's subadviser under the terms of the Current Sub-Advisory Agreement. If approved, the Proposed Amended Sub-Advisory Agreement is expected to become effective on January 1, 2006.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDED SUB-ADVISORY AGREEMENT.

                             FUND SERVICE PROVIDERS

WHO SERVES AS MY FUND'S TRANSFER AGENT?

     Janus Services, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as each Fund's transfer agent pursuant to an

Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of each Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive from Class I Shares and Class R Shares of each Fund an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund's Class I Shares and Class R Shares. Such fee compensates Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and other administrative services such as processing and aggregating purchase and redemption transactions and providing similar services to plan participants that the Trust would have to perform if it were dealing directly with the plan participants, rather than the plans, as shareholders of record. Janus Services may pass through all or a portion of the administrative services fee received from a Fund's Class I Shares and Class R Shares to financial intermediaries. Janus Services may also retain a portion of the administrative services fee to cover costs of administering relationships with third party service providers. Janus Services intends to continue to provide the same services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 4.a. and 4.b. above).

     Fees paid by each Fund's Class I Shares and Class R Shares to Janus Services for the fiscal year ended July 31, 2005 are shown in the following table. No information is shown below for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund or Janus Adviser Small-Mid Growth Fund as those Funds had not commenced operations as of the end of the fiscal year of the Trust.

                                       FEES PAID TO JANUS SERVICES FOR
                                       FISCAL YEAR ENDED JULY 31, 2005
                                       -------------------------------
                                       CLASS I SHARES   CLASS R SHARES
FUND                                    ($) (000'S)      ($) (000'S)
----                                   --------------   --------------
Janus Adviser Balanced Fund..........       1,652              --(1)
Janus Adviser Core Equity Fund.......          82              --(1)
Janus Adviser Flexible Bond Fund.....         152              --(1)
Janus Adviser Foreign Stock Fund.....           8              --(1)
Janus Adviser Forty Fund.............       2,698              --(1)
Janus Adviser Growth and Income
  Fund...............................         544              --(1)
Janus Adviser International Growth
  Fund...............................         739              --(1)
Janus Adviser Large Cap Growth
  Fund...............................         664              --(1)
Janus Adviser Mid Cap Growth Fund....         249              --(1)
Janus Adviser Mid Cap Value Fund.....          87               1
Janus Adviser Money Market Fund......          35              --(1)

                                       FEES PAID TO JANUS SERVICES FOR
                                       FISCAL YEAR ENDED JULY 31, 2005
                                       -------------------------------
                                       CLASS I SHARES   CLASS R SHARES
FUND                                    ($) (000'S)      ($) (000'S)
----                                   --------------   --------------
Janus Adviser Risk-Managed Core
  Fund...............................          22              --(1)
Janus Adviser Risk-Managed Growth
  Fund...............................         141              --(1)
Janus Adviser Small Company Value
  Fund...............................          47              --(1)
Janus Adviser Worldwide Fund.........       1,464              --(1)

---------------

(1) Amounts are less than $1,000.

WHO SERVES AS MY FUND'S DISTRIBUTOR?

     Janus Distributors, a wholly-owned subsidiary of JCM, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Trust pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. Pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act for each class of shares, Janus Distributors receives a 12b-1 distribution fee from each class of shares that is used to pay for activities that are primarily intended to result in sales of shares. Class A Shares and Class I Shares of each Fund pay Janus Distributors a 12b-1 distribution fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class I Shares. Class C Shares of each Fund pay a 12b-1 fee to Janus Distributors of up to 1.00% (0.75% distribution fee and 0.25% service fee) of the average daily net assets of Class C Shares (currently waived to 0.25% on Class C Shares of Janus Adviser Money Market Fund). Class R Shares of each Fund that offers such shares pay a 12b-1 distribution fee to Janus Distributors of up to 0.50% of the average daily net assets of Class R Shares. Janus Distributors may retain some or all of the fee it receives from each class of shares or may pass it through to financial intermediaries in payment for distribution services. Janus Distributors intends to continue to provide the same services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 4.a. and 4.b. above).

     Fees paid by Class A Shares, Class C Shares, Class I Shares, and Class R Shares of each Fund offering such shares for the fiscal year ended July 31, 2005 are shown in the table below. Data is not shown for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund or Janus Adviser Small-Mid Growth Fund as those Funds had not commenced operations as of the last fiscal year end of the Trust.

                                       FEES PAID TO JANUS DISTRIBUTORS FOR FISCAL
                                                YEAR ENDED JULY 31, 2005
                                                       ($) (000'S)
                                      ---------------------------------------------
                                       CLASS A     CLASS C     CLASS I     CLASS R
FUND                                   SHARES      SHARES      SHARES      SHARES
----                                  ---------   ---------   ---------   ---------
Janus Adviser Balanced Fund.........     --(1)       192        1,652        --(1)
Janus Adviser Core Equity Fund......     --(1)        86           82        --(1)
Janus Adviser Flexible Bond Fund....     --(1)        78          152        --(1)
Janus Adviser Foreign Stock Fund....     --(1)         1            8        --(1)
Janus Adviser Forty Fund............     16          188        2,698        --(1)
Janus Adviser Growth and Income
  Fund..............................     --(1)       100          544        --(1)
Janus Adviser International Growth
  Fund..............................     --(1)        21          739        --(1)
Janus Adviser Large Cap Growth
  Fund..............................     --(1)        23          664        --(1)
Janus Adviser Mid Cap Growth Fund...     --(1)        23          249        --(1)
Janus Adviser Mid Cap Value Fund....     14           40           87         2
Janus Adviser Money Market Fund.....     --(1)        --(1)        35     N/A
Janus Adviser Risk-Managed Core
  Fund..............................      2           64           22        --(1)
Janus Adviser Risk-Managed Growth
  Fund..............................      6           62          141        --(1)
Janus Adviser Small Company Value
  Fund..............................     --(1)         5           47        --(1)
Janus Adviser Worldwide Fund........     --(1)         8        1,464        --(1)

---------------

(1) Amounts are less than $1,000.

WHO SERVES AS MY FUND'S ADMINISTRATOR?

     JCM serves as administrator to the Trust pursuant to an Administrative Services Agreement between the Trust and JCM. Under this Agreement, the Funds reimburse JCM monthly for its reasonable costs in performing, or causing to be performed, all necessary and appropriate internal accounting, recordkeeping, and blue sky monitoring and registration functions of the Trust. JCM intends to continue to provide the same administrative services after implementation of the investment advisory agreements, as proposed to be amended (discussed in Proposals 4.a. and 4.b. above).

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, including all of the Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semiannual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit service provided to the Funds by PWC and any non-audit service provided by PWC to JCM and entities controlling, controlled by, or under common control with JCM that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by JCM at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by JCM, and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     In circumstances where the Trust's Audit Committee did not pre-approve certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus Fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years for the Trust, are shown in the table below.

                2005(A)                                2004(A)
                -------                                -------
                $185,578                               $143,750

---------------

(A) Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004, there were no Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees.

     In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

                2005(A)                                2004(A)
                -------                                -------
                $132,500                               $33,895

---------------

(A) Aggregate amounts may reflect rounding.

     Fees included in the audit-related category consist of assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to semiannual financial statement disclosure review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31,

2005 and July 31, 2004 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds are shown in the table below.

                2005(A)                               2004(A)
                -------                               -------
                $68,989                               $65,774

---------------

(A) Aggregate amounts may reflect rounding.

     In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds are shown in the table below.

                2005(A)                               2004(A)
                -------                               -------
                $11,480                               $36,925

---------------

(A) Aggregate amounts may reflect rounding.

     Fees included in the Tax Fees category consist of all services performed by professional staff in PWC's tax division, except those services related to the audit. Typically, this category includes fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to requests for ruling or technical advice from taxing authorities.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004, there were no Other Fees billed by PWC for other non-audit services rendered to the Funds.

     In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PWC that were required to be approved by the Audit Committee for other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds are shown in the table below.

2005(A)  2004(A)
-------  -------
$62,714    $0

---------------

(A) Aggregate amounts may reflect rounding.

     Fees included in the All Other Fees category include fees related to due diligence related to market timing allegations, interfund lending program and proxy statement review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended July 31, 2005 and July 31, 2004 for the Trust, the aggregate fees billed by PWC of $84,000 and $48,653, respectively, for non-audit services rendered on behalf of the Funds, JCM and Fund Service Providers relating to Covered and Non-Covered Services, are shown in the table below.

                     2005(A)                                   2004(A)
     ---------------------------------------   ---------------------------------------
     COVERED SERVICES   NON-COVERED SERVICES   COVERED SERVICES   NON-COVERED SERVICES
     ----------------   --------------------   ----------------   --------------------
         $84,000                 $0                $44,000               $4,653

---------------

(A) Aggregate amounts may reflect rounding.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Shareholders are entitled to one vote for each full share held and fractional vote for each fractional share held on the Record Date.

     If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund or the Trust, as applicable, shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to obtain any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment, and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present, but will not be voted for or against any adjournment or proposal. For purposes of voting on a proposal, abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on, Proposal 1, for which the required vote is a plurality (the greatest number) of the votes cast. For all Proposals except Proposal 1, abstentions and "broker non-votes" effectively will be votes against these Proposals.

  PROPOSAL 1: ELECTING TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of one-third of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this Proposal.

  PROPOSALS 2.A., 2.B. AND 2.C.: AMENDMENTS TO THE TRUST INSTRUMENT

     Shareholders of each Fund will vote together with respect to each of Proposal 2.a., 2.b. and 2.c. The presence in person or by proxy of the holders of record of one-third of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to these Proposals.

  PROPOSAL 3: ELIMINATION OF FUNDAMENTAL POLICY, JANUS ADVISER FLEXIBLE BOND FUND ONLY

     Shareholders of Janus Adviser Flexible Bond Fund will vote together. The presence in person or by proxy of the holders of record of one-third of Janus Adviser Flexible Bond Fund's aggregate total shares outstanding and entitled to vote constitutes a quorum with respect to this Proposal.

  PROPOSALS 4.A. AND 4.B.: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS

     Shareholders of each Fund (except Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Small Company Value Fund) will vote separately on Proposal 4.a. (all classes of a Fund voting together). Shareholders of Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Risk-Managed Core Fund, and Janus Adviser Worldwide Fund will vote separately on Proposal 4.b. (all classes of a Fund voting together). The presence in person or by proxy of the holders of record of one-third of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to these Proposals.

     Approval of Proposal 4.b.i. by shareholders of Janus Adviser Contrarian Fund is contingent upon approval of the same proposal for shareholders of Janus Contrarian Fund, a series of JIF, with respect to a proposed amendment to the current investment advisory agreement for that fund described in a separate proxy statement. Approval of Proposal 4.b.ii. by shareholders of Janus Adviser Mid Cap Value Fund is contingent upon approval of the same proposal for shareholders of Janus Mid Cap Value Fund, a series of JIF, and Janus Aspen Mid Cap Value Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b.iii. by shareholders of Janus Adviser Risk-Managed Core Fund is contingent upon approval of the same proposal for shareholders of Janus Risk-Managed Stock Fund, a series of JIF, and Janus Aspen Risk-Managed Core Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements. Approval of Proposal 4.b.iv. by shareholders of Janus Adviser Worldwide Fund is contingent upon approval of the same proposal for shareholders of Janus Worldwide Fund, a series of JIF, and Janus Aspen Worldwide Growth Portfolio, a series of JAS, with respect to separate proposed amendments to the current investment advisory agreements for those funds described in separate proxy statements.

  PROPOSAL 5: APPROVAL OF AMENDED SUB-ADVISORY AGREEMENT, JANUS ADVISER RISK-MANAGED CORE FUND ONLY

     Shareholders of Janus Adviser Risk-Managed Core Fund will vote together on Proposal 5. The presence in person or by proxy of the holders of record of one-third of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of Proposal 5 is contingent upon approval of the Proposed Amendment to the Current Advisory Agreement by shareholders of Janus Adviser Risk-Managed Core Fund as described in Proposal 4.b.iii. above.

     With respect to Proposals 4.b. and 5, in addition to obtaining the required shareholder approval, implementation of the Proposed Amendment for each applicable Fund (described in Proposal 4.b.) and the Proposed Amended Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund (described in Proposal 5) is subject to an amendment to JCM's settlement order entered into with the Office of the Attorney General of the State of New York ("NYAG") in August 2004 (the "Order"). Under the Order, JCM agreed that it would reduce the net management fee rates paid by certain Janus Funds by $25 million a year over a five-year period commencing July 1, 2004 and that such reduced fee rates may not be increased during that period. In order to be able to implement the proposed performance fee structures for various Funds, the Independent Trustees requested the NYAG to amend the Order to allow JCM to charge such fees. The NYAG has agreed in principle to that request, and JCM and the NYAG are in the process of amending the Order accordingly.

SHARE OWNERSHIP

     The number of outstanding shares and net assets of each class of each Fund as of the close of business on the Record Date, is attached in Exhibit D to this Proxy Statement.

     Exhibit M to this Proxy Statement sets forth the beneficial owners of more than 5% of each class (as applicable) of each Fund's shares. To the best of the Trust's knowledge, as of September 1, 2005, no person owned beneficially more than 5% of any class of a Fund's outstanding shares, except as stated in Exhibit
M. To the best knowledge of the Trust, except for JCM's ownership in a Fund as indicated in Exhibit M, no person beneficially owned 25% or more of a class of shares of any Fund. Entities shown in Exhibit M to this Proxy Statement as owning 25% or more of a class of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be allocated between JCM and the Janus Funds, with each Fund bearing a portion of the total cost. JCM will pay the costs associated with solicitation of proxies for the election of Trustees. The Janus Funds will pay all other costs allocated among the Janus Funds on the basis of relative net assets. In addition to solicitation by mail, officers and representatives of the Funds, officers and employees of JCM or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

     JCM has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Janus Funds, at an estimated cost of $5.4 million, plus expenses. Such expenses shall be allocated between the Janus Funds and JCM as described above.

     Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare.

Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting. Follow the instructions in the proxy materials using the proxy card as a guide. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting. Follow the instructions in the proxy materials using the proxy card as a guide. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 1-866-340-4019. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the address indicated on page 1 of this Proxy Statement, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the

Meeting will be voted as specified in the proxy, or, if no specification is made, for each proposal referred to in the Proxy Statement.

     Shares Held By Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by JCM or its agent. INTECH has authority to place trades on behalf of Janus Adviser Risk-Managed Core Fund and Janus Adviser Risk-Managed Growth Fund. With respect to Janus Adviser Mid Cap Value Fund, JCM places portfolio transactions solely upon Perkins' direction. The policy of each of JCM, INTECH and Perkins is to seek "best execution" on each trade. In seeking best execution on trades for Janus Adviser Mid Cap Value Fund, JCM acts on behalf of and in consultation with Perkins. The Funds do not allocate portfolio transactions on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the Funds and receive brokerage commissions. There were no portfolio transactions placed with an affiliated broker during the last fiscal year of the Trust.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving JCM or any Fund is attached as Exhibit N to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust's Trust Instrument and Bylaws. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR PLAN SPONSOR, BROKER-DEALER, OR FINANCIAL INSTITUTION, OR BY CONTACTING A JANUS REPRESENTATIVE AT 1-800-525-0020, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Vice President, General Counsel
                                          and Secretary

                               INDEX OF EXHIBITS

EXHIBIT A:    Nominating and Governance Committee Charter

EXHIBIT B:    Trust Officers and Their Principal Occupations

EXHIBIT C:    Trust Instrument with Proposed Amendments

EXHIBIT D:    Number of Outstanding Shares and Net Assets

EXHIBIT E:    Form of Proposed Amended Advisory Agreement for Equity
              and Income Funds -- Conforming Amendment

EXHIBIT F:    Form of Proposed Amended Advisory Agreement for Money
              Market Fund -- Conforming Amendment

EXHIBIT G:    Form of Proposed Amended Advisory Agreement for Janus
              Adviser Contrarian Fund and Janus Adviser Worldwide
              Fund -- Performance Fees

EXHIBIT H:    Form of Proposed Amended Advisory Agreement for Janus
              Adviser Mid Cap Value Fund and Janus Adviser
              Risk-Managed Core Fund -- Performance Fees

EXHIBIT I:    Principal Executive Officers of JCM and Their Principal
              Occupations

EXHIBIT J:    Other Funds Managed by JCM with Similar Investment
              Objectives

EXHIBIT K:    Form of Proposed Amended Sub-Advisory Agreement for
              Janus Adviser Risk-Managed Core Fund

EXHIBIT L:    Principal Executive Officers and Directors of INTECH

EXHIBIT M:    5% Beneficial Owners of Shares

EXHIBIT N:    Legal Matters

                                                                       EXHIBIT A

                               JANUS ASPEN SERIES
                             JANUS INVESTMENT FUND
                              JANUS ADVISER SERIES

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

             (ADOPTED DECEMBER 5, 2000; REVISED DECEMBER 10, 2001;
             REVISED DECEMBER 10, 2002; REVISED SEPTEMBER 16, 2003; REVISED MARCH 16, 2004; REVISED JUNE 15, 2004; REVISED JUNE 14, 2005)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series, Janus Investment Fund, and Janus Adviser Series (each a "Trust" and, collectively, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chairman of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

  A.  TRUSTEE NOMINATIONS, ELECTIONS, AND TRAINING

     The Committee shall:

     1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

          (a) The candidate's knowledge in matters related to the investment company industry;

          (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

          (c) The candidate's educational background;

          (d) The candidate's reputation for high ethical standards and personal and professional integrity;

          (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

          (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

          (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

          (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Manage-ment LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

          (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

          (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

     Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

     The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

     2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

     3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B.  COMMITTEE NOMINATIONS AND FUNCTIONS

     The Committee shall:

     1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

     2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C.  GOVERNANCE OVERSIGHT

     The Committee shall:

     1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

     2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

          (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

          (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

          (c) Coordinate an annual schedule of portfolio reports to the Trustees;

          (d) Conduct the Trustee meetings;

          (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

          (f) Perform such other duties as the Independent Trustees may determine from time to time.

     3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D.  TRUSTEE MEETING PLANNING

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E.  OTHER RESPONSIBILITIES AND DUTIES

     The Committee shall:

     1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

     2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

     3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

     4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

     5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                             JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
                              JANUS ADVISER SERIES
           (EACH A "TRUST," AND COLLECTIVELY, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

  PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

                            (ADOPTED MARCH 16, 2004)

     The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                       EXHIBIT B

                 TRUST OFFICERS AND THEIR PRINCIPAL OCCUPATIONS

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004                                     LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
-----------------       -------------------------   -------------   ----------------------------
Jonathan D. Coleman...  Executive Vice President    2/02-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Mid Cap                       Manager for other Janus
Age 33                  Growth Fund                                 accounts. Formerly, Analyst
                                                                    (1994-1997 and 2000-2002)
                                                                    for Janus Capital
                                                                    Corporation.

David C. Decker.......  Executive Vice President    6/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Contrarian                    Manager for other Janus
Age 38                  Fund                                        accounts.

Jakob V. Holm.........  Executive Vice President    7/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Small                         Manager for other Janus
Age 33                  Company Value Fund                          accounts.

Brent A. Lynn.........  Executive Vice President    1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser                               Manager for other Janus
Age 40                  International Growth Fund                   accounts. Formerly, Analyst
                                                                    (1991-2001) for Janus
                                                                    Capital Corporation.

Marc Pinto............  Executive Vice President    5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Adviser Balanced                      Manager for other Janus
Age 43                  Fund                                        accounts.

Blaine P. Rollins.....  Executive Vice President    4/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Large Cap                     Manager for other Janus
Age 37                  Growth Fund                                 accounts.

Ron Sachs.............  Executive Vice President    6/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Orion Fund                    Manager for other Janus
Age 37                  and Janus Adviser                           accounts. Formerly, Analyst
                        Small-Mid Growth Fund                       (1996-2000) for Janus
                                                                    Capital Corporation.

Scott W. Schoelzel....  Executive Vice President    4/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Forty Fund                    Manager for other Janus
Age 46                                                              accounts.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004                                     LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
-----------------       -------------------------   -------------   ----------------------------

Gibson Smith..........  Executive Vice President    5/05-Present    Vice President of Janus
151 Detroit Street      and Co-Portfolio Manager                    Capital and Portfolio
Denver, CO 80206        Janus Adviser Balanced                      Manager for other Janus
Age 36                  Fund                                        accounts. Formerly, Analyst
                                                                    (2001-2003) for Janus
                                                                    Capital Corporation and
                                                                    worked in the fixed-income
                                                                    division (1991-2001) for
                                                                    Morgan Stanley.

                        Executive Vice President    6/05-Present
                        and Portfolio Manager
                        Janus Adviser High-Yield
                        Fund

Minyoung Sohn.........  Executive Vice President    1/04-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Growth and                    Manager for other Janus
Age 29                  Income Fund                                 accounts. Formerly, Analyst
                                                                    (1998-2003) for Janus
                                                                    Capital Corporation.

                        Executive Vice President    5/05-Present
                        and Portfolio Manager
                        Janus Adviser Core Equity
                        Fund

Ronald V. Speaker.....  Executive Vice President    4/00-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Flexible                      Manager for other Janus
Age 40                  Bond Fund                                   accounts.

J. Eric Thorderson....  Executive Vice President    1/01-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Money                         Manager for other Janus
Age 43                  Market Fund                                 accounts.

Jason P. Yee..........  Executive Vice President    7/04-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                       Capital and Portfolio
Denver, CO 80206        Janus Adviser Worldwide                     Manager for other Janus
Age 35                  Fund                                        accounts. Formerly,
                                                                    Portfolio Manager and
                                                                    Managing Director
                                                                    (1996-2000) for Bee &
                                                                    Associates and Analyst
                                                                    (2000-2001) for Janus
                                                                    Capital Corporation.

                        Executive Vice President    3/01-Present
                        and Portfolio Manager
                        Janus Adviser Foreign
                        Stock Fund

Bonnie M. Howe........  Vice President              4/00-Present    Vice President and Assistant
151 Detroit Street                                                  General Counsel of Janus
Denver, CO 80206                                                    Capital, Janus Distributors
Age 39                                                              LLC, and Janus Services LLC.

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004                                     LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
-----------------       -------------------------   -------------   ----------------------------

Kelley Abbott Howes...  General Counsel             4/04-Present    Senior Vice President and
151 Detroit Street                                                  General Counsel of Janus
Denver, CO 80206        Vice President and          4/00-Present    Capital and Janus Services
Age 39                  Secretary                                   LLC; and Senior Vice
                                                                    President and Assistant
                                                                    General Counsel of Janus
                                                                    Distributors LLC. Formerly,
                                                                    Vice President (1999-2005)
                                                                    of Janus Distributors LLC;
                                                                    Vice President (2000-2004)
                                                                    and Assistant General
                                                                    Counsel (2002-2004) of Janus
                                                                    Services LLC; and Vice
                                                                    President (1999-2002) and
                                                                    Assistant General Counsel
                                                                    (1999-2004) of Janus
                                                                    Capital.

David R. Kowalski.....  Vice President and Chief    6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer                          Chief Compliance Officer of
Denver, CO 80206                                                    Janus Capital, Janus
Age 47                                                              Distributors LLC, and Janus
                                                                    Services LLC; Chief
                                                                    Compliance Officer of Bay
                                                                    Isle Financial LLC; and Vice
                                                                    President and Chief
                                                                    Compliance Officer of
                                                                    Enhanced Investment
                                                                    Technologies, LLC. Formerly,
                                                                    Vice President of Janus
                                                                    Capital (2000-2005), Janus
                                                                    Distributors LLC
                                                                    (2000-2001), and Janus
                                                                    Services LLC (2004-2005);
                                                                    and Assistant Vice President
                                                                    of Janus Services LLC
                                                                    (2000-2004).

                                                       TERM OF
NAME, AGE AS OF                                      OFFICE* AND
DECEMBER 31, 2004                                     LENGTH OF     PRINCIPAL OCCUPATIONS DURING
AND ADDRESS             POSITIONS HELD WITH FUNDS    TIME SERVED        THE PAST FIVE YEARS
-----------------       -------------------------   -------------   ----------------------------

Girard C. Miller**....  President and Chief         11/03-Present   Executive Vice President and
151 Detroit Street      Executive Officer                           Chief Operating Officer of
Denver, CO 80206                                                    Janus Capital Group Inc. and
Age 53                                                              Janus Capital; President of
                                                                    Janus Distributors LLC and
                                                                    Janus Capital International
                                                                    LLC; Executive Vice
                                                                    President of Janus Services
                                                                    LLC; President and Director
                                                                    of Janus Management Holdings
                                                                    Corporation; and Chief
                                                                    Operating Officer and
                                                                    President of Capital Group
                                                                    Partners, Inc. Formerly,
                                                                    Director of Capital Group
                                                                    Partners, Inc. (2003-2004);
                                                                    and President and Chief
                                                                    Executive Officer of ICMA
                                                                    Retirement Corporation
                                                                    (1993-2003).

Jesper Nergaard.......  Chief Financial Officer     3/05-Present    Vice President of Janus
151 Detroit Street                                                  Capital. Formerly, Director
Denver, CO 80206        Vice President,             2/05-Present    of Financial Reporting for
Age 42                  Treasurer, and Principal                    OppenheimerFunds, Inc.
                        Accounting Officer                          (2004-2005); Site Manager
                                                                    and First Vice President of
                                                                    Mellon Global Securities
                                                                    Services (2003); and
                                                                    Director of Fund Accounting,
                                                                    Project Development and
                                                                    Training of INVESCO Funds
                                                                    Group (1994-2003).

---------------

 * Officers are elected annually by the Trustees for a one-year term.
** Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

                                                                       EXHIBIT C

                   TRUST INSTRUMENT, WITH PROPOSED AMENDMENTS

                              JANUS ADVISER SERIES

                              AMENDED AND RESTATED

                                TRUST INSTRUMENT

                          DATED MARCH 18, [2003][2003,

                          AMENDED [NOVEMBER __, 2005]]

                               TABLE OF CONTENTS

DEFINITIONS.................................................   C-1
THE TRUSTEES AND THE ADVISORY BOARD.........................   C-2
  Section 1. Management of the Trust........................   C-2
  Section 2. Election and Number of Trustees................   C-2
  Section 3. Term of Office of Trustees.....................   C-2
  Section 4. Vacancies; Appointment of Trustees.............   C-2
  Section 5. Temporary Vacancy or Absence...................   C-3
  Section 6. Chairman.......................................   C-3
  Section 7. Action by the Trustees.........................   C-3
  Section 8. Ownership of Trust Property....................   C-4
  Section 9. Effect of Trustees Not Serving.................   C-4
  Section 10. Trustees, etc. as Shareholders................   C-4
POWERS OF THE TRUSTEES......................................   C-5
  Section 1. Powers.........................................   C-5
  Section 2. Certain Transactions...........................   C-7
  Section 3. Advisory Board.................................   C-7
SERIES; CLASSES; SHARES.....................................   C-7
  Section 1. Establishment of Series or Classes.............   C-7
  Section 2. Shares of Beneficial Interest..................   C-8
  Section 3. Investment in the Trust........................   C-8
  Section 4. Assets and Liabilities of Series...............   C-9
  Section 5. Ownership and Transfer of Shares...............  C-10
  Section 6. Status of Shares; Limitation of Shareholder
     Liability..............................................  C-10
DISTRIBUTIONS AND REDEMPTIONS...............................  C-11
  Section 1. Distributions..................................  C-11
  Section 2. Redemptions....................................  C-11
  Section 3. Determination of Net Asset Value...............  C-11
  Section 4. Suspension of Right of Redemption..............  C-12
  Section 5. Redemptions Necessary for Qualification as
     Regulated Investment Company...........................  C-12
SHAREHOLDERS' VOTING POWERS AND MEETINGS....................  C-12
  Section 1. Voting Powers..................................  C-12
  Section 2. Meetings of Shareholders.......................  C-13
  Section 3. Quorum; Required Vote..........................  C-13

CONTRACTS WITH SERVICE PROVIDERS................................................       C-14
  Section 1. Investment Adviser.................................................       C-14
  Section 2. Principal Underwriter..............................................       C-14
  Section 3. Transfer Agency, Shareholder Services, and Administration
     Agreements.................................................................       C-14
  Section 4. Custodian..........................................................       C-14
  Section 5. Parties to Contracts with Service Providers........................       C-15
EXPENSES OF THE TRUST AND SERIES................................................       C-15
LIMITATION OF LIABILITY AND INDEMNIFICATION.....................................       C-16
  Section 1. Limitation of Liability............................................       C-16
  Section 2. Indemnification....................................................       C-16
  Section 3. Indemnification of Shareholders....................................       C-18
MISCELLANEOUS...................................................................       C-18
  Section 1. Trust Not a Partnership............................................       C-18
  Section 2. Trustee Action; Expert Advice; No Bond or Surety...................       C-18
  Section 3. Record Dates.......................................................       C-18
  Section 4. Termination of the Trust[, Series or Class]........................       C-19
  Section 5. Reorganization.....................................................       C-20
  Section 6. Trust Instrument...................................................       C-21
  Section 7. Applicable Law.....................................................       C-21
  Section 8. Amendments.........................................................       C-22
  Section 9. Fiscal Year........................................................       C-22
  Section 10. Severability......................................................       C-22
  Section 11. Use of the Name "Janus."..........................................       C-23

                              JANUS ADVISER SERIES

                     AMENDED AND RESTATED TRUST INSTRUMENT

     This TRUST INSTRUMENT is made on March 18, 2003, and amended [November   ,
2005] by the Trustees, to establish a business trust for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Trust Instrument. The name of the Trust created by this Trust Instrument is Janus Adviser Series.

                                   ARTICLE I

                                  DEFINITIONS

     Unless otherwise provided or required by the context:

          (a) "Advisory Board" refers to the Advisory Board of the Trust established in accordance with Article III, Section 3.

          (b) "Bylaws" means the Bylaws of the Trust adopted by the Trustees, as amended from time to time;

          (c) "Class" means any class of Shares of a Series established pursuant to Article IV;

          (d) "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the 1940 Act;

          (e) "Covered Person" means a person so defined in Article IX, Section
     2;

          (f) "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as amended from time to time;

          (g) "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the 1940 Act;

          (h) "Net Asset Value" means the net asset value of each Series of the Trust, determined as provided in Article V, Section 3;

          (i) "Outstanding Shares" means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust;

          (j) "Series" means a series of Shares established pursuant to Article IV;

          (k) "Shareholder" means a record owner of Outstanding Shares;

          (l) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares);

          (m) "Trust" means Janus Adviser Series established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series;

          (n) "Trustees" means the persons who have signed this Trust Instrument, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder;

          (o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or the Trustees on behalf of the Trust or any Series;

          (p) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                      THE TRUSTEES AND THE ADVISORY BOARD

     SECTION 1.  Management of the Trust.

     The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interest of the Trust. Any determination made by the Trustees in good faith as to what is in the interest of the Trust shall be conclusive.

     SECTION 2.  Election and Number of Trustees.

     Immediately following adoption of this Amended and Restated Trust Instrument, the Trustees of the Trust shall be the persons signing this Amended and Restated Trust Instrument. The number of Trustees (other than the initial Trustee) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least two (2) Trustees. The Shareholders shall elect the Trustees (other than the initial Trustee) on such dates as the Trustees may fix from time to time.

     SECTION 3.  Term of Office of Trustees.

     Each Trustee shall hold office for life or until his successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; (c) any Trustee shall be retired or removed with or without cause at any time upon the unanimous written request of the remaining Trustees; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     SECTION 4.  Vacancies; Appointment of Trustees.

     Whenever a vacancy shall exist, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder.

     SECTION 5.  Temporary Vacancy or Absence.

     Whenever a vacancy in the Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his powers as Trustee for a period not to exceed six (6) months, unless otherwise extended for one or more additional consecutive six (6) month periods, to any other Trustee or Trustees.

     SECTION 6.  Chairman.

     The Trustees shall appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees and Shareholders and shall have such other duties as may be assigned to the Chairman by the Trustees from time to time.

     SECTION 7.  Action by the Trustees.

     The Trustees shall act by majority vote at a meeting duly called (including at a telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of the Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

     SECTION 8.  Ownership of Trust Property.

     The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV, a proportionate undivided beneficial interest in the Trust or Series represented by Shares.

     SECTION 9.  Effect of Trustees Not Serving.

     The death, resignation, retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     SECTION 10.  Trustees, etc. as Shareholders.

     Subject to any restrictions in the Bylaws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

                                  ARTICLE III

                             POWERS OF THE TRUSTEES

     SECTION 1.  Powers.

     The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the Bylaws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

          (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the Trust Property; to invest in obligations, securities and assets of any kind, and without regard to whether they may mature before the possible termination of the Trust; and without limitation to invest all or any part of its cash and other property in securities issued by a registered investment company or series thereof, subject to the provisions of the 1940 Act;

          (b) To operate as and carry on the business of a registered investment company, and exercise all the powers necessary and proper to conduct such a business;

          (c) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

          (d) To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

          (e) To appoint and remove members of the Advisory Board in accordance with the provisions of Section 3 of this Article III.

          (f) To employ as custodian of any assets of the Trust, subject to any provisions herein or in the Bylaws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

          (g) To retain one or more transfer agents and Shareholder servicing agents, or both;

          (h) To provide for the distribution of Shares either through a Principal Underwriter or distributor as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind;

          (i) To set record dates in the manner provided for herein or in the Bylaws;

          (j) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter;

          (k) To sell or exchange any or all of the assets of the Trust, subject to Article X, Section 4;

          (l) To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and to execute and deliver powers of attorney delegating such power to other persons;

          (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (n) To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies;

          (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of
     Article IV;

          (p) To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article IV, Section 4;

          (q) To consent to or participate in any plan for the liquidation, reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held by the Trust;

          (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (s) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;

          (t) To borrow money;

          (u) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper;

          (v) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued; and

          (w) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     SECTION 2.  Certain Transactions.

     Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

     SECTION 3.  Advisory Board.

     The Trustees may from time to time establish an Advisory Board having such rights, responsibilities and other characteristics as shall be specified in a written charter approved by the Trustees.

                                   ARTICLE IV

                            SERIES; CLASSES; SHARES

     SECTION 1.  Establishment of Series or Classes.

     The Trust shall consist of one or more Series. The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof. Each additional Series shall be established by the adoption of a resolution of the Trustees.

The Trustees may divide the Shares of any Series into Classes. In such case each Class of a Series shall represent interests in the assets of that Series. The Trustees may designate the relative rights and preferences of the Shares of each Series or Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may change the name of any Series or Class. At any time that there are no shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by a majority vote abolish that Series (or Class) and rescind the establishment and designation thereof.

     SECTION 2.  Shares of Beneficial Interest.

     The beneficial interest in the Trust shall be divided into Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have a par value of $0.001 per Share. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval: to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 3.  Investment in the Trust.

     The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder's account in the form of full or fractional Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class or
(b) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever.

     SECTION 4.  Assets and Liabilities of Series.

     All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the other assets of the Trust and every other Series and are referred to as "assets belonging to" that Series. The assets belonging to a particular Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that particular Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series. No Shareholder or former Shareholder of any particular Series shall have any claim or right to institute suit against the Trust or any Series with respect to any matter that does not directly affect that particular Series.

     SECTION 5.  Ownership and Transfer of Shares.

     The Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.

     SECTION 6.  Status of Shares; Limitation of Shareholder Liability.

     Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Trust Instrument. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Trust Instrument and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

                                   ARTICLE V

                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1.  Distributions.

     The Trustees may declare and pay dividends and other distributions from the assets belonging to each Series. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

     SECTION 2.  Redemptions.

     Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less such charges as are determined by the Trustees and described in any required disclosure document. The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

     SECTION 3.  Determination of Net Asset Value.

     The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of the regular trading session on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     SECTION 4.  Suspension of Right of Redemption.

     If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

     SECTION 5. Redemptions Necessary for Qualification as Regulated Investment Company.

     If the Trustees shall determine that direct or indirect ownership of Shares of any Series has or may become concentrated in any person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) refuse to transfer or issue Shares to any person whose acquisition of Shares in question would, in the Trustees' judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article. Shareholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority.

                                   ARTICLE VI

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1.  Voting Powers.

     The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 3(d); (c) any investment advisory or management contract as provided in Article VII, Section 1; (d) [any termination of the Trust as provided in Article X, Section 4; (e)] the amendment of this Trust Instrument to the extent and as provided in Article X, Section 8; and ([f][e]) such additional matters relating to the Trust as may be required or authorized by law, this Trust Instrument, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (b) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such affected Series or Classes shall be entitled to vote thereon. Each [whole Share][holder of Shares of each Series or Class, as applicable,] shall be entitled to one vote [as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.][for each dollar of net asset value (or fractional vote for each fractional dollar of net asset value) of such Shares standing in such Shareholder's name on the books of the Trust on the record date for such vote (with references in this Declaration of Trust to "Shares voted" or Shares "entitled to vote" interpreted as "votes cast" or "votes entitled to be cast"). ] There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. The Bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Trust Instrument or the Bylaws.

     SECTION 2.  Meetings of Shareholders.

     Special meetings of the Shareholders of any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least two-thirds of the Outstanding Shares of such Series or Class entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting, given as determined by the Trustees.

     SECTION 3.  Quorum; Required Vote.

     One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Trust Instrument or the Bylaws, a majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Trust Instrument or applicable law permits or requires that Shares be voted on any matter by individual

Series or Classes, then a majority of the Outstanding Shares of that Series or Class (or, if required by law, a Majority Shareholder Vote of that Series or Class) voted in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such greater amount as may be required by applicable law) of the Outstanding Shares of the Trust or of such Series or Class, as the case may be.

                                  ARTICLE VII

                        CONTRACTS WITH SERVICE PROVIDERS

     SECTION 1.  Investment Adviser.

     Subject to a Majority Shareholder Vote, the Trustees may enter into one or more investment advisory contracts on behalf of the Trust or any Series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

     SECTION 2.  Principal Underwriter.

     The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of
Section 12 of the 1940 Act, Rule 12b-1 thereunder, and other applicable rules and regulations.

     SECTION 3. Transfer Agency, Shareholder Services, and Administration Agreements.

     The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

     SECTION 4.  Custodian.

     The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series in custody meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to (a) hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) receive and receipt for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) disburse such funds upon orders or vouchers, and (d) employ one or more sub-custodians.

     SECTION 5.  Parties to Contracts with Service Providers.

     The Trustees may enter into any contract referred to in this Article with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom.

     Any contract referred to in Sections 1 and 2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 1 of this Article shall be effective unless assented to in a manner consistent with the requirements of Section 15 of the 1940 Act, and the rules and orders thereunder.

                                  ARTICLE VIII

                        EXPENSES OF THE TRUST AND SERIES

     Subject to Article IV, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the Trust estate or the assets belonging to the particular Series, for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees and members of the Advisory Board; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings and meetings of the Advisory Board; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities. This Article shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE IX

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 1.  Limitation of Liability.

     All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees, members of the Advisory Board or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 2.  Indemnification.

     (a) Subject to the exceptions and limitations contained in subsection (b) below:

          (i) every person who is, or has been, a Trustee, officer, member of the Advisory Board or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred;

          (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

     (e) Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or Bylaws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     SECTION 3.  Indemnification of Shareholders.

     If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any such claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 1.  Trust Not a Partnership.

     This Trust Instrument creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder.

     SECTION 2.  Trustee Action; Expert Advice; No Bond or Surety.

     The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel, members of the Advisory Board or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     SECTION 3.  Record Dates.

     The Trustees may fix in advance a date up to one hundred twenty (120) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares. Any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof.

     SECTION 4. Termination of the Trust[.(a) This Trust shall have perpetual existence. Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected, the Trustees may][, Series or Class.]

             [(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series or to another entity which is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or]

             [(ii) at any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.]

     [(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series and each Class thereof.]

     [Upon making reasonable provision][(b) Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing] for [the payment of all known liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class.]

     [(b) The Trustees may take any of the actions specified in subsection
(a)(i) and (ii) above without obtaining a Majority Shareholder Vote of the Trust or any Series if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series. (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (a), the Trust or][all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute ratably the proceeds to the Shareholders of the Trust or Series involved. Thereupon, any] affected Series [or Class ]shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties [hereunder with respect][relating] thereto [or arising therefrom, ]and the right, title and interest of all parties [therein][with respect to such Series or Class] shall be canceled and discharged. Upon [termination of the Trust, following][the requisite action by the Trustees to terminate any Class of any Series, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 4(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series. Alternatively, in connection with the termination of any Class of any Series, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected provided that the costs relating to the termination of such Class may, to the extent consistent with the 1940 Act and other applicable law, be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).]

     [(c) Following] completion of winding up of [its][the Trust's] business, the Trustees shall cause a certificate of cancellation of the Trust['s certificate]['s Certificate] of [trust][Trust] to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.[ Upon termination of the Trust, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.]

     SECTION 5.  Reorganization.

     [Notwithstanding anything else herein, to change the Trust's form of organization the Trustees may, without Shareholder approval, (a) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (b) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.]

     [The Trust, or any one or more Series or Classes, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) organized under the laws of the State of Delaware or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) organized under the laws of the State of Delaware or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations (or series or class of a series with respect to the foregoing) transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized at any time by vote of a majority of the Trustees then in office without the need for shareholder approval. Prior to giving effect to any such authorization, the Trust shall notify the Shareholders of the relevant Series or Class.]

Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     SECTION 6.  Trust Instrument.

     The original or a copy of this Trust Instrument and of each amendment hereto or Trust Instrument supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Trust Instrument or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Trust Instrument. This Trust Instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     SECTION 7.  Applicable Law.

     This Trust Instrument and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of
Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust,

(v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     SECTION 8.  Amendments.

     The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VI, Section 1, (b) to this Section 8, (c) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and (d) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series or Class shall be authorized by vote of the Shareholders of such Series or Class and no vote shall be required of Shareholders of a Series or Class not affected. Notwithstanding anything else herein, any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

     SECTION 9.  Fiscal Year.

     The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     SECTION 10.  Severability.

     The provisions of this Trust Instrument are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Trust Instrument.

     SECTION 11.  Use of the Name "Janus."

     Janus International Holdings LLC ("JIH") has consented to the use by the Trust and by each Series thereof to the identifying word "Janus" in the name of the Trust and of each Series. Such consent is conditioned upon the Trust's employment of Janus Capital Management LLC as investment adviser to the Trust and to each Series. As between JIH and the Trust, JIH shall control the use of such name insofar as such name contains the identifying word "Janus." JIH may from time to time use the identifying word "Janus" or license the use of the identifying word "Janus" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it or one of its affiliates may manage, advise, sponsor or own or in which it or one of its affiliates may have a financial interest. JIH may require the Trust or any Series to cease using the identifying word "Janus" in the name of the Trust or any Series if the Trust or Series ceases to employ Janus Capital Management LLC or a subsidiary or affiliate thereof as investment adviser.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Trust Instrument as of the date first above written.

---------------------------------       ---------------------------------
Thomas H. Bailey                        James T. Rothe


---------------------------------       ---------------------------------
William F. McCalpin                     William D. Stewart


---------------------------------       ---------------------------------
John W. McCarter, Jr.                   Martin H. Waldinger


---------------------------------       ---------------------------------
Dennis B. Mullen                        Jerome S. Contro


                                        ---------------------------------
                                        Linda S. Wolf

[100 Fillmore][151 Detroit] Street
Denver, Colorado 80206

                                                                       EXHIBIT D

                  NUMBER OF OUTSTANDING SHARES AND NET ASSETS

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of each Fund:

                                                          TOTAL NUMBER
                                                           OF SHARES
FUND                                                      OUTSTANDING        NET ASSETS
----                                                     --------------      ----------
Balanced Fund
  Class A Shares.......................................       2,934.524   $       77,089.95
  Class C Shares.......................................     665,679.166   $   17,687,095.44
  Class R Shares.......................................         424.921   $       11,141.43
  Class I Shares.......................................  21,940,547.331   $  575,719,961.97
Contrarian Fund
  Class A Shares.......................................      25,000.000   $      257,250.00
  Class C Shares.......................................      25,000.000   $      257,000.00
  Class R Shares.......................................      25,000.000   $      257,250.00
  Class I Shares.......................................      25,000.000   $      257,250.00
Core Equity Fund
  Class A Shares.......................................       3,272.933   $       67,029.67
  Class C Shares.......................................     446,177.611   $    9,084,176.16
  Class R Shares.......................................         603.646   $       12,302.31
  Class I Shares.......................................   1,907,950.932   $   38,979,437.54
Flexible Bond Fund
  Class A Shares.......................................       3,921.170   $       47,799.06
  Class C Shares.......................................     439,806.355   $    5,343,647.21
  Class R Shares.......................................         839.588   $       10,226.18
  Class I Shares.......................................   4,270,127.119   $   52,052,849.58
Foreign Stock Fund
  Class A Shares.......................................      20,866.910   $      290,467.39
  Class C Shares.......................................       8,375.514   $      116,838.42
  Class R Shares.......................................         848.896   $       11,765.70
  Class I Shares.......................................     242,988.639   $    3,375,112.20
Forty Fund
  Class A Shares.......................................   1,162,310.029   $   32,881,750.72
  Class C Shares.......................................     960,019.426   $   26,976,545.87
  Class R Shares.......................................         448.029   $       12,603.06
  Class I Shares.......................................  41,050,261.712   $1,157,617,380.28
Growth and Income Fund
  Class A Shares.......................................       9,159.340   $      165,875.65
  Class C Shares.......................................     514,902.257   $    9,340,326.94
  Class R Shares.......................................         683.897   $       12,371.70
  Class I Shares.......................................  12,741,901.311   $  230,883,251.76
High-Yield Fund
  Class A Shares.......................................      62,728.527   $      622,894.27
  Class C Shares.......................................      62,694.604   $      622,557.42
  Class R Shares.......................................      62,705.915   $      622,669.74
  Class I Shares.......................................      62,760.697   $      623,213.72
International Growth Fund
  Class A Shares.......................................      12,482.352   $      419,032.56
  Class C Shares.......................................      77,450.363   $    2,646,478.90
  Class R Shares.......................................         405.589   $       13,558.84
  Class I Shares.......................................   9,454,663.061   $  316,731,212.54

                                                          TOTAL NUMBER
                                                           OF SHARES
FUND                                                      OUTSTANDING        NET ASSETS
----                                                     --------------      ----------
Large Cap Growth Fund
  Class A Shares.......................................         925.636   $       19,725.30
  Class C Shares.......................................     106,549.718   $    2,275,901.98
  Class R Shares.......................................         531.915   $       11,281.92
  Class I Shares.......................................   9,954,359.266   $  211,629,678.00
Mid Cap Growth Fund
  Class A Shares.......................................      17,023.870   $      461,687.35
  Class C Shares.......................................     105,368.355   $    2,832,301.38
  Class R Shares.......................................         459.770   $       12,409.19
  Class I Shares.......................................   3,596,125.991   $   97,275,208.06
Mid Cap Value Fund
  Class A Shares.......................................   2,083,849.956   $   33,675,015.29
  Class C Shares.......................................     773,765.906   $   12,364,779.18
  Class R Shares.......................................      40,738.698   $      655,893.04
  Class I Shares.......................................   2,750,156.141   $   44,332,516.99
Money Market Fund
  Class A Shares.......................................      15,100.370   $       15,100.37
  Class C Shares.......................................      25,249.960   $       25,249.96
  Class I Shares.......................................   9,745,396.053   $    9,745,396.05
Orion Fund
  Class A Shares.......................................      25,000.000   $      252,500.00
  Class C Shares.......................................      25,000.000   $      252,250.00
  Class R Shares.......................................      25,000.000   $      252,250.00
  Class I Shares.......................................      25,000.000   $      252,500.00
Risk-Managed Core Fund
  Class A Shares.......................................     283,541.091   $    4,003,600.20
  Class C Shares.......................................     725,503.585   $   10,069,989.76
  Class R Shares.......................................         845.381   $       11,877.60
  Class I Shares.......................................     927,343.225   $   13,056,992.61
Risk-Managed Growth Fund
  Class A Shares.......................................   1,133,981.600   $   15,172,673.81
  Class C Shares.......................................     868,216.245   $   11,408,361.46
  Class R Shares.......................................         851.152   $       11,311.81
  Class I Shares.......................................   5,951,185.028   $   79,269,784.57
Small Company Value Fund
  Class A Shares.......................................       1,199.475   $       17,272.44
  Class C Shares.......................................      54,136.273   $      768,193.71
  Class R Shares.......................................     195,844.288   $    2,808,407.09
  Class I Shares.......................................   1,549,043.683   $   22,259,757.72
Small-Mid Growth Fund
  Class A Shares.......................................      25,000.000   $      250,500.00
  Class C Shares.......................................      25,000.000   $      250,250.00
  Class R Shares.......................................      25,000.000   $      250,250.00
  Class I Shares.......................................      25,051.760   $      250,768.12
Worldwide Fund
  Class A Shares.......................................       1,448.455   $       41,121.64
  Class C Shares.......................................      28,779.389   $      825,392.88
  Class R Shares.......................................         403.430   $       11,413.03
  Class I Shares.......................................  16,279,255.539   $  461,516,894.53

                                                                       EXHIBIT E

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
              FOR EQUITY AND INCOME FUNDS -- CONFORMING AMENDMENTS

                              JANUS ADVISER SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                           JANUS ADVISER [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004, [22nd day of March, 2005 for Janus Adviser Contrarian Fund, Janus Adviser High-Yield Fund, Janus Adviser Orion Fund, and Janus Adviser Small-Mid Growth Fund][, as amended this [1ST DAY OF JANUARY, 2006]] between JANUS ADVISER SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus Adviser [     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of][be appointed as investment adviser to] the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust].

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

JANUS ADVISER BALANCED FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

JANUS ADVISER CONTRARIAN FUND, JANUS ADVISER FORTY FUND, JANUS ADVISER FOREIGN STOCK FUND, JANUS ADVISER INTERNATIONAL GROWTH FUND, JANUS ADVISER LARGE CAP GROWTH FUND, JANUS ADVISER MID CAP GROWTH FUND, JANUS ADVISER ORION FUND, JANUS AND ADVISER SMALL-MID GROWTH FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

JANUS ADVISER CORE EQUITY FUND AND JANUS ADVISER WORLDWIDE FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (1/366 of 0.60% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

JANUS ADVISER GROWTH AND INCOME FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.62% of the daily closing net asset value of the Fund (1/366 of 0.62% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

JANUS FLEXIBLE BOND FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.40% of the daily closing net asset value of the Fund in excess of $300,000,000 (1/366 of 0.50% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/366 of 0.40% of the daily closing net asset value of the Fund in excess of $300,000,000 in a leap year). The fee shall be paid monthly.

JANUS HIGH-YIELD FUND:

     The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. [Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.]

     [9.] Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [10.][9.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [11.][10.] Term. This Agreement shall continue in effect until [July 1, 2005 [July 1, 2006 for Janus Adviser Contrarian Fund, Janus Adviser High Yield Fund, Janus Adviser Orion Fund and Janus Adviser Small Mid Growth Fund][[JANUARY 1, 2007]], unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [12.][11.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     [13.][12.] Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     [14.][13.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The

Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [15.][14.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [16.][15.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [17.][16.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     [18.][17.] Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------
                                                    , Chief Financial Officer
                                          and Senior Vice President

                                       JANUS ADVISER SERIES

                                       By:
                                          --------------------------------------
                                                    , President and Chief
                                          Executive Officer

                                                                       EXHIBIT F

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
          FOR JANUS ADVISER MONEY MARKET FUND -- CONFORMING AMENDMENTS

                              JANUS ADVISER SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                        JANUS ADVISER MONEY MARKET FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 3rd day of April, 2002, [as amended this [1ST DAY OF JANUARY, 2006] ]between JANUS ADVISER SERIES, a Delaware business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Adviser Money Market Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of][be appointed as the investment adviser to] the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust].

     2. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the daily closing net asset value of the Fund (1/366 of 0.25% of the daily closing net asset value of the Fund in a leap year).

     5. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCM; and

          (b) Rental of offices of the Trust.

     6. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection the membership of the Trust in any trade association or other investment company organization.

     7. [Treatment of Investment Advice.] [The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.]

     [8.] Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termina-tion to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [9.][8.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [10.][9.] Term. This Agreement shall continue in effect until [July][JANUARY] 1, [2002,][2007]] unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [11.][10.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCM and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     [12.][11.] Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     [13.][12.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [14.][13.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 14, "JCM" shall include any affiliate of

JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [15.][14.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [16.][15.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       JANUS ADVISER SERIES

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT G

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                     FOR JANUS ADVISER CONTRARIAN FUND AND
                JANUS ADVISER WORLDWIDE FUND -- PERFORMANCE FEES

                              JANUS ADVISER SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                           JANUS ADVISER [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1st day of July 2004, for Janus Adviser Worldwide Fund] [22nd day of March 2005 for Janus Adviser Contrarian Fund [[AS AMENDED THIS 1ST DAY OF JANUARY, 2006]] between JANUS ADVISER SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                  WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus Adviser [     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should [assist the Trustees and officers of the Trust in the management of the securities portfolio of][be appointed as investment adviser to] the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall [determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall ]furnish continuous advice and recommendations to the Fund[, and have authority to act with respect thereto,] as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. JCM shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust].

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation. The Trust shall pay to JCM for its investment advisory services a [fee, calculated and payable for each day that this Agreement is in effect, of 1/365][monthly base fee of 1/12] of [0.64% for Janus Adviser Contrarian Fund] [0.60% for Janus Adviser Worldwide Fund] of the [average ]daily closing net asset value of the Fund[ (1/366 of [0.64% for Janus Adviser Contrarian Fund] [0.60% for Janus Adviser Worldwide Fund] of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly][, adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be].

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. [Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCM as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees. 9. ]Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     [10.][9.] Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     [11. ][10. ]Term. This Agreement shall continue in effect until [[July 1, 2005 for Janus Adviser Worldwide Fund] [July 1, 2006 for Janus Adviser Contrarian Fund][JANUARY 1, 2007]], unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     [12.][11.] Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     [13.][12.] Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     [14.][13.] Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     [15.][14.] Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     [16.][15.] Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     [17.][16.] Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     [18.][17.] Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                     JANUS CAPITAL MANAGEMENT LLC

                                     By:
                                        ----------------------------------------
                                        ________, Chief Financial Officer
                                        and Senior Vice President

                                     JANUS ADVISER SERIES

                                     By:
                                        ----------------------------------------
                                        ________, President and Chief
                                        Executive Officer

                                  [SCHEDULE A]
                            [PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for January 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class") in relation to the cumulative investment record of the Fund's benchmark, the [JANUS ADVISER CONTRARIAN FUND -- STANDARD & POOR'S 500 INDEX (THE "INDEX")] [JANUS ADVISER WORLDWIDE FUND -- MSCI WORLD INDEX (THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [JANUS ADVISER CONTRARIAN FUND: 1/12 OF 0.0107143%] [JANUS WORLDWIDE FUND: 1/12 OF 0.0125%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Class will be the sum of:]

     [(1) the change in the Class's net asset value ("NAV") per share during the Performance Period; plus]

     [(2) the value of the Class's cash distributions per share accumulated to the end of the Performance Period; plus]

     [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of the Class's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

     [(1) the change in the level of the Index during the Performance Period; plus]

     [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT H

                  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
                    FOR JANUS ADVISER MID CAP VALUE FUND AND
            JANUS ADVISER RISK-MANAGED CORE FUND -- PERFORMANCE FEES

                              JANUS ADVISER SERIES

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                           JANUS ADVISER [     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 2004 [[AS AMENDED THIS 1ST DAY OF JANUARY, 2006]], between JANUS ADVISER SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Adviser [ ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

JANUS ADVISER MID CAP VALUE FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement;

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

          (e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

JANUS ADVISER RISK-MANAGED CORE FUND:

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation.

JANUS ADVISER MID CAP VALUE FUND:

     The Trust shall pay to JCM for its investment advisory services a [monthly base ]fee,[ calculated and payable for each day that this Agreement is in effect, of 1/365][ of 1/12] of 0.64% of the [average ]daily closing net asset value of the Fund[ (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year)][, adjusted by a performance fee as set forth in Schedule A,] provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to [JCM hereunder. ][Janus hereunder. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

JANUS ADVISER RISK-MANAGED CORE FUND:

     The Trust shall pay to JCM for its investment advisory services a [fee, calculated and payable for each day that this Agreement is in effect, of 1/365][monthly base fee of 1/12] of 0.50% of the [average ]daily closing net asset value of the Fund[ (1/366 of 0.50% of the daily closing net asset value of the Fund in a leap year)],[ adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be].

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

JANUS ADVISER MID CAP VALUE FUND:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; and

          (b) Rental of offices of the Trust.

JANUS ADVISER RISK-MANAGED CORE FUND

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM;

          (c) Rental of offices of the Trust; and

          (d) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until [July][[JANUARY] 1, [2005,][2007]] unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[JANUARY] 1[]] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                             -----------------------------------
                                             ________, Chief Financial Officer
                                             and Senior Vice President

                                          JANUS ADVISER SERIES

                                          By:
                                             -----------------------------------
                                             ________, President and Chief
                                             Executive Officer

                                  [SCHEDULE A]
                            [PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for January 2006 and in month 13 from the date of this agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class") in relation to the cumulative investment record of the Fund's benchmark, the [JANUS ADVISER RISK-MANAGED CORE FUND -- STANDARD & POOR'S 500 INDEX (THE "INDEX")] [JANUS ADVISER MID CAP VALUE FUND--RUSSELL MIDCAP VALUE INDEX (THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated. ]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued daily and calculated monthly. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time. ]

     [The investment performance of the Class will be the sum of: ]

     [(1) the change in the Class's net asset value ("NAV") per share during the Performance Period; plus ]

     [(2) the value of the Class's cash distributions per share accumulated to the end of the Performance Period; plus ]

     [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of the Class's NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

     [(1) the change in the level of the Index during the Performance Period; plus]

     [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT I

                    PRINCIPAL EXECUTIVE OFFICERS OF JCM AND
                          THEIR PRINCIPAL OCCUPATIONS

                                                               POSITION(S) WITH JCM
NAME                      JCM AFFILIATED ENTITY NAME           OR AFFILIATED ENTITY
----                      --------------------------           --------------------
Robin C. Beery........  Janus Capital Group Inc.          Chief Marketing Officer and
                                                          Executive Vice President

                        Janus Capital Management LLC      Chief Marketing Officer and
                                                          Executive Vice President

                        The Janus Foundation              President and Director

                        Janus Services LLC                President

Gary D. Black.........  Janus Capital Group Inc.          Chief Investment Officer,
                                                          President and Director

                        Janus Capital Management LLC      Chief Investment Officer and
                                                          President

                        Janus Management Holdings Corp.   Executive Vice President

                        Bay Isle Financial LLC            President

                        Enhanced Investment               Working Director
                        Technologies, LLC

John H. Bluher........  Janus Capital Group Inc.          General Counsel, Chief Public
                                                          Affairs Officer and Executive
                                                          Vice President

                        Janus Capital Management LLC      Chief Public Affairs Officer
                                                          and Executive Vice President

                        Janus Management Holdings Corp.   General Counsel, Chief Public
                                                          Affairs Officer and Executive
                                                          Vice President

                        Janus Services LLC                Executive Vice President

                        Capital Group Partners, Inc.      Director

                        Enhanced Investment               Vice President
                        Technologies, LLC

Dominic Martellaro....  Janus Capital Group Inc.          Executive Vice President

                        Janus Capital Management LLC      Executive Vice President

                        Janus Capital Trust Manager       Director
                        Limited

                        Janus Services LLC                Executive Vice President

                        Janus World Funds Plc             Director

David R. Martin.......  Janus Capital Group Inc.          Chief Financial Officer and
                                                          Executive Vice President

                        Janus Capital Management LLC      Chief Financial Officer and
                                                          Executive Vice President

                        Janus International Limited       Chief Financial Officer and
                                                          Executive Vice President

                        Janus Management Holdings Corp.   Chief Financial Officer and
                                                          Executive Vice President

                        Janus Services LLC                Chief Financial Officer and
                                                          Executive Vice President

                                                               POSITION(S) WITH JCM
NAME                      JCM AFFILIATED ENTITY NAME           OR AFFILIATED ENTITY
----                      --------------------------           --------------------

Girard C. Miller*.....  Janus Capital Group Inc.          Chief Operating Officer and
                                                          Executive Vice President

                        Janus Capital Management LLC      Chief Operating Officer and
                                                          Executive Vice President

                        Janus Distributors LLC            President

                        Janus Capital International LLC   President

                        Janus Services LLC                Executive Vice President

                        Janus Management Holdings Corp.   President and Director

                        Capital Group Partners, Inc.      Chief Operating Officer and
                                                          President

Steven L. Scheid......  Janus Capital Group Inc.          Chief Executive Officer,
                                                          Director and Chairman of the
                                                          Board

                        Janus Capital Management LLC      Chief Executive Officer

                        Enhanced Investment               Working Director
                        Technologies, LLC

John Zimmerman........  Janus Capital Group Inc.          Executive Vice President

                        Janus Capital Management LLC      Executive Vice President

                        Enhanced Investment               Working Director
                        Technologies, LLC

---------------

* Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

                                                                       EXHIBIT J

                    OTHER FUNDS MANAGED BY JCM WITH SIMILAR
                             INVESTMENT OBJECTIVES

     The following table provides information regarding other funds managed by JCM having similar investment objectives as the Funds. The table shows such fund's asset size as of June 30, 2005, the rate of compensation paid to JCM by that fund and whether JCM has contractually agreed to waive or reduce compensation it receives from that fund.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------
JANUS INVESTMENT FUND


Equity Funds

Janus Balanced Fund..  Seeks long-term         2,660.0                          0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

Janus Contrarian
  Fund...............  Seeks long-term         2,653.7                          0.64%         N/A
                       growth of capital.

Janus Core Equity
  Fund...............  Seeks long-term           635.7                          0.60%         N/A
                       growth of capital.

Janus Enterprise
  Fund...............  Seeks long-term         1,687.7                          0.64%         N/A
                       growth of capital.

Janus Fund...........  Seeks long-term        11,786.1                          0.64%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       preservation of
                       capital.

Janus Global Life
  Sciences Fund......  Seeks long-term         1,157.2                          0.64%         N/A
                       growth of capital.

Janus Global
  Opportunities
  Fund...............  Seeks long-term           219.0                          0.64%         N/A
                       growth of capital.

Janus Global
  Technology Fund....  Seeks long-term         1,027.1                          0.64%         N/A
                       growth of capital.

Janus Growth and
  Income Fund........  Seeks long-term         5,379.8                          0.62%         N/A
                       capital growth and
                       current income.

Janus Mercury Fund...  Seeks long-term         4,401.8                          0.64%         N/A
                       growth of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus Mid Cap Value
  Fund...............  Seeks capital           4,653.8                          0.64%    0.77%(1)
                       appreciation.

Janus Olympus Fund...  Seeks long-term         2,211.3                          0.64%         N/A
                       growth of capital.

Janus Orion Fund.....  Seeks long-term           595.3                          0.64%         N/A
                       growth of capital.

Janus Overseas Fund..  Seeks long-term         2,181.7                          0.64%         N/A
                       growth of capital.

Janus Research Fund..  Seeks long-term            28.1                          0.64%    1.25%(2)
                       growth of capital.

Janus Risk-Managed
  Stock Fund.........  Seeks long-term           350.3                          0.50%         N/A
                       growth of capital.

Janus Small Cap Value
  Fund...............  Seeks capital           2,666.4                          0.72%    0.79%(2)
                       appreciation.

Janus Triton Fund....  Seeks long-term            23.9                          0.64%    1.25%(2)
                       growth of capital.

Janus Twenty Fund....  Seeks long-term         9,399.8                          0.64%         N/A
                       growth of capital.

Janus Venture Fund...  Seeks capital           1,366.0                          0.64%         N/A
                       appreciation.

Janus Worldwide
  Fund...............  Seeks long-term         5,454.1                          0.60%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Income Funds

Janus Federal Tax-
  Exempt Fund........  Seeks as high a           118.3       First $300 Million 0.50%    0.55%(2)
                       level of current                       Over $300 Million 0.45%
                       income exempt from
                       federal income tax
                       as is consistent
                       with preservation
                       of capital.

Janus Flexible Bond
  Fund...............  Seeks to obtain         1,014.0       First $300 Million 0.58%    0.93%(2)
                       maximum total                          Over $300 Million 0.48%
                       return, consistent
                       with preservation
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus High-Yield
  Fund...............  Seeks to obtain           542.0       First $300 Million 0.65%    0.90%(2)
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       objective when
                       consistent with
                       its primary
                       objective.

Janus Short-Term Bond
  Fund...............  Seeks as high a           226.0       First $300 Million 0.64%    0.64%(2)
                       level of current                       Over $300 Million 0.54%
                       income as is
                       consistent with
                       preservation of
                       capital.


Money Market Funds

Janus Government
  Money Market
  Fund...............  Seeks maximum             831.9                          0.20%      (3)(4)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Institutional
  Cash Reserves
  Fund...............  Seeks maximum           1,414.2                          0.20%      (3)(5)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Money Market
  Fund...............  Seeks maximum           4,988.6                          0.20%      (3)(6)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.

Janus Tax-Exempt
  Money Market
  Fund...............  Seeks maximum             124.5                          0.20%      (3)(6)
                       current income
                       that is exempt
                       from federal
                       income taxes to
                       the extent
                       consistent with
                       stability of
                       capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------


JANUS ADVISER
  SERIES(7)


Equity Funds

Janus Adviser
  Balanced Fund......  Seeks long-term           615.8                          0.55%       0.57%
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

Janus Adviser
  Contrarian Fund....  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser Core
  Equity Fund........  Seeks long-term            43.4                          0.60%       0.70%
                       growth of capital.

Janus Adviser Foreign
  Stock Fund.........  Seeks long-term             3.5                          0.64%       1.24%
                       growth of capital.

Janus Adviser Forty
  Fund...............  Seeks long-term         1,123.2                          0.64%       0.67%
                       growth of capital.

Janus Adviser Growth
  and Income Fund....  Seeks long-term           219.0                          0.62%       0.99%
                       capital growth and
                       current income.

Janus Adviser
  International
  Growth Fund........  Seeks long-term           290.7                          0.64%       0.73%
                       growth of capital.

Janus Adviser Large
  Cap Growth Fund....  Seeks long-term           224.4                          0.64%       0.66%
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Janus Adviser Mid Cap
  Growth Fund........  Seeks long-term            94.1                          0.64%       0.65%
                       growth of capital.

Janus Adviser Mid Cap
  Value Fund.........  Seeks capital              67.3                          0.64%       0.74%
                       appreciation.

Janus Adviser Orion
  Fund...............  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser Risk-
  Managed Core
  Fund...............  Seeks long-term            22.0                          0.50%       0.60%
                       growth of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Janus Adviser Risk-
  Managed Growth
  Fund...............  Seeks long-term            89.8                          0.50%       0.60%
                       growth of capital.

Janus Adviser Small
  Company Value
  Fund...............  Seeks capital              20.1                          0.74%       1.24%
                       appreciation.

Janus Adviser Small-
  Mid Growth Fund....  Seeks long-term             N/A                          0.64%       1.25%
                       growth of capital.

Janus Adviser
  Worldwide Fund.....  Seeks long-term           483.6                          0.60%       0.65%
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.


Income Funds

Janus Adviser
  Flexible Bond
  Fund...............  Seeks to obtain            59.8       First $300 Million 0.50%       0.55%
                       maximum total                          Over $300 Million 0.40%
                       return, consistent
                       with preservation
                       of capital.

Janus Adviser High-
  Yield Fund.........  Seeks to obtain             N/A       First $300 Million 0.65%       1.00%
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       objective when
                       consistent with
                       its primary
                       objective.


Money Market Funds

Janus Adviser Money
  Market Fund........  Seeks maximum              10.6                          0.25%    0.36%(8)
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.


JANUS ASPEN SERIES(9)


Equity Funds

Balanced Portfolio...  Seeks long-term         2,248.2                          0.55%         N/A
                       capital growth,
                       consistent with
                       preservation of
                       capital and
                       balanced by
                       current income.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Core Equity
  Portfolio..........  Seeks long-term            10.9                          0.60%       1.20%
                       growth of capital.

Foreign Stock
  Portfolio..........  Seeks long-term            16.7                          0.64%       1.24%
                       growth of capital.

Forty Portfolio......  Seeks long-term           939.9                          0.64%         N/A
                       growth of capital.

Global Life Sciences
  Portfolio..........  Seeks long-term            35.2                          0.64%       1.24%
                       growth of capital.

Global Technology
  Portfolio..........  Seeks long-term           153.8                          0.64%       1.24%
                       growth of capital.

Growth and Income
  Portfolio..........  Seeks long-term           135.4                          0.62%         N/A
                       capital growth and
                       current income.

International Growth
  Portfolio..........  Seeks long-term         1,017.4                          0.64%         N/A
                       growth of capital.

Large Cap Growth
  Portfolio..........  Seeks long-term           910.4                          0.64%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

Mid Cap Growth
  Portfolio..........  Seeks long-term           750.2                          0.64%         N/A
                       growth of capital.

Mid Cap Value
  Portfolio..........  Seeks capital              46.3                          0.64%       1.24%
                       appreciation.

Risk-Managed Core
  Portfolio..........  Seeks long-term            18.0                          0.50%       1.10%
                       growth of capital.

Risk-Managed Growth
  Portfolio..........  Seeks long-term            10.5                          0.50%       1.10%
                       growth of capital.

Small Company Value
  Portfolio..........  Seeks capital               3.1                          0.74%       1.34%
                       appreciation.

Worldwide Growth
  Portfolio..........  Seeks long-term         1,703.5                          0.60%         N/A
                       growth of capital
                       in a manner
                       consistent with
                       the preservation
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------


Income Funds

Flexible Bond
  Portfolio..........  Seeks to obtain           329.9       First $300 Million 0.55%       0.90%
                       maximum total                          Over $300 Million 0.45%
                       return, consistent
                       with preservation
                       of capital.


Money Market Funds

Money Market
  Portfolio..........  Seeks maximum              12.6                          0.25%       0.50%
                       current income to
                       the extent
                       consistent with
                       stability of
                       capital.


SUBADVISED ACCOUNTS

Accessor Capital
  Management.........  Seeks long-term           130.6                          0.45%         N/A
                       growth of capital.

AEGON/Janus Growth
  Portfolio..........  Seeks growth of         1,586.7       First $250 Million 0.40%         N/A
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%

AXA Enterprise
  Multimanager Core
  Equity Fund........  Seeks long-term             3.9       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

AXA Premier VIP Large
  Cap Core Equity
  Portfolio..........  Seeks long-term            60.0       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

EQ/Janus Large Cap
  Growth Portfolio...  Seeks long-term           325.2       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Hartford Small Cap
  Value HLS Fund.....  Seeks capital             110.7        First $50 Million 0.50%         N/A
                       appreciation.                           Over $50 Million 0.45%

ING Janus Contrarian
  Portfolio..........  Seeks capital              65.1       First $500 Million 0.45%         N/A
                       appreciation.                         Next $500 Million 0.425%
                                                                Over $1 Billion 0.40%

Laudus Balanced
  MarketMasters
  Fund...............  Seeks capital              25.5                          0.50%         N/A
                       growth and income.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

Lincoln National
  Capital
  Appreciation Fund..  Seeks long-term           579.0       First $250 Million 0.40%         N/A
                       growth of capital                      Next $500 Million 0.35%
                       in a manner                            Next $750 Million 0.30%
                       consistent with                        Next $1.5 Billion 0.25%
                       the preservation
                       of capital.

Maxim Janus Large Cap
  Growth Portfolio...  Seeks long-term           327.0       First $250 Million 0.50%         N/A
                       growth of capital.                     Next $500 Million 0.45%
                                                              Next $750 Million 0.40%
                                                              Over $1.5 Billion 0.35%


Mercer Advisory......  Seeks long-term            11.2       First $100 Million 0.40%         N/A
                       growth of capital.                    Next $150 Million 0.325%
                                                             Next $250 Million 0.275%
                                                              Next $500 Million 0.25%
                                                                Over $1 Billion 0.20%

MetLife Janus
  Aggressive Growth
  Portfolio..........  Seeks long-term           661.6        First $25 Million 0.50%         N/A
                       growth of capital.                     Next $225 Million 0.40%
                                                              Next $750 Million 0.35%
                                                                Over $1 Billion 0.30%

Northwestern Mutual
  Janus Capital
  Appreciation
  Portfolio..........  Seeks long-term            88.7       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Ohio National
  Aggressive Growth
  Portfolio..........  Seeks long-term            15.3       First $100 Million 0.55%         N/A
                       growth of capital.                     Next $400 Million 0.50%
                                                              Over $500 Million 0.45%

Pacific Select
  Focused 30
  Portfolio..........  Seeks long-term           102.8        First $25 Million 0.45%         N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                                Next $1 Billion 0.30%
                                                                Over $2 Billion 0.25%

Pacific Select Growth
  LT Portfolio.......  Seeks long-term         1,473.9        First $25 Million 0.45%         N/A
                       growth of capital                      Next $125 Million 0.40%
                       in a manner                            Next $850 Million 0.35%
                       consistent with                          Next $1 Billion 0.30%
                       the preservation                         Over $2 Billion 0.25%
                       of capital.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

PF Janus Growth LT
  Fund...............  Seeks long-term            23.2        First $25 Million 0.45%         N/A
                       growth of capital.                     Next $125 Million 0.40%
                                                              Next $850 Million 0.35%
                                                                Next $1 Billion 0.30%
                                                                Over $2 Billion 0.25%

Seasons Series Trust
  Focus Growth
  Portfolio..........  Seeks long-term            31.9        First $50 Million 0.55%         N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

Seasons Series Trust
  Large Cap Growth
  Portfolio..........  Seeks long-term            46.4       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%

Seasons Series Trust
  Multi-Managed
  Growth Portfolio...  Seeks long-term            58.8       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%

Seasons Series Trust
  Multi-Managed
  Income/ Equity
  Portfolio..........  Seeks conservation         42.9       First $200 Million 0.60%         N/A
                       of principal while                     Over $200 Million 0.55%
                       maintaining some
                       potential for
                       long-term growth
                       of capital.

Seasons Series Trust
  Multi-Managed
  Income Portfolio...  Seeks capital              14.5       First $200 Million 0.60%         N/A
                       preservation.                          Over $200 Million 0.55%

Seasons Series Trust
  Multi-Managed
  Moderate Growth
  Portfolio..........  Seeks long-term            76.5       First $200 Million 0.60%         N/A
                       growth of capital.                     Over $200 Million 0.55%

SIIT Disciplined
  Equity Fund........  Seeks long-term           920.3         First $1 Billion 0.17%         N/A
                       growth of capital.                       Over $1 Billion 0.13%

Style Focus Series:
  Small Cap Growth
  Portfolio..........  Seeks capital               1.9        First $50 Million 0.60%        (10)
                       appreciation.                          Next $100 Million 0.55%
                                                              Next $500 Million 0.50%
                                                              Over $650 Million 0.45%

SunAmerica Focused
  Multi-Cap Growth
  Portfolio..........  Seeks long-term           170.2        First $50 Million 0.55%         N/A
                       growth of capital.                     Next $450 Million 0.50%
                                                              Over $500 Million 0.45%

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

SunAmerica Focused
  Small Cap Value
  Portfolio..........  Seeks long-term           186.4        First $50 Million 0.50%         N/A
                       growth of capital.                      Over $50 Million 0.45%

SVS Janus Growth and
  Income Portfolio...  Seeks long-term           204.6        First $25 Million 0.45%         N/A
                       capital growth and                     Next $125 Million 0.40%
                       current income.                       Next $600 Million 0.375%
                                                              Over $750 Million 0.35%

SVS Janus Growth
  Opportunities
  Portfolio..........  Seeks long-term           147.1        First $25 Million 0.45%         N/A
                       growth of capital                      Next $125 Million 0.40%
                       in a manner                           Next $600 Million 0.375%
                       consistent with                        Over $750 Million 0.35%
                       the preservation
                       of capital.

TA IDEX Janus Growth
  Fund...............  Seeks growth of         1,090.5       First $250 Million 0.40%        (11)
                       capital.                               Next $500 Million 0.35%
                                                              Next $750 Million 0.30%
                                                              Next $1.5 Billion 0.25%
                                                               Over $3 Billion 0.225%

Travelers Series
  Trust Capital
  Appreciation Fund..  Seeks growth of         1,044.6       First $100 Million 0.50%         N/A
                       capital.                               Next $400 Million 0.45%
                                                                Next $1 Billion 0.40%
                                                              Over $1.5 Billion 0.35%

WM Trust II Growth
  Fund...............  Seeks long-term           565.6       First $250 Million 0.40%         N/A
                       capital                                Next $500 Million 0.35%
                       appreciation.                          Over $750 Million 0.30%
                                                              Over $1.5 Billion 0.25%

WM Variable Trust
  Growth Fund........  Seeks long-term            77.9       First $250 Million 0.40%         N/A
                       capital                                Next $500 Million 0.35%
                       appreciation.                          Over $750 Million 0.30%
                                                              Over $1.5 Billion 0.25%

---------------
 (1) Janus Services has agreed until March 1, 2007 to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed an annual rate of 0.77% and 0.79%, respectively, of average daily net assets (excluding any items not normally considered operating expenses).
 (2) Until at least March 1, 2007, JCM has agreed to reduce certain expenses that exceed the percent shown in the table of the Fund's average daily net assets.
 (3) Advisory fee has been reduced from 0.20% to 0.10% until at least March 1, 2006.
 (4) Administrative services fee has been reduced to 0.05% and 0.30% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.
 (5) Administrative services fee has been reduced from 0.15% to 0.08% until at least March 1, 2006.
 (6) Administrative services fee has been reduced to 0.08% and 0.33% for the Institutional Class and Service Class, respectively, until at least March 1, 2006.
 (7) Until at least December 1, 2006, JCM has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.
 (8) 12b-1 fee has been reduced from 1.00% to 0.25% until at least December 1, 2006.

 (9) Until at least May 1, 2007, JCM has agreed to reduce certain expenses that exceed the percent shown in the table, if any, under "Fee Waivers or Reductions," of the Fund's average daily net assets.
(10) Fee schedule reflects a 5 basis point temporary waiver.
(11) Less 50% of any amount reimbursed pursuant to the fund's expense limitation.

                                                                       EXHIBIT K

              FORM OF PROPOSED AMENDED SUB-ADVISORY AGREEMENT FOR

                      JANUS ADVISER RISK-MANAGED CORE FUND
                       (A SERIES OF JANUS ADVISER SERIES)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 1st day of July 2004, [amended this 1st day of January 2006],] by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and ENHANCED INVESTMENT TECHNOLOGIES, LLC, a Delaware limited liability company ("INTECH").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Adviser Series, a Delaware statutory trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Janus Adviser Risk-Managed Core Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Duties of INTECH. Janus hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

          (a) INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

          (b) INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

          (c) INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

          (d) INTECH shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

          (e) INTECH shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

          (f) At such times as shall be reasonably requested by the Trustees or Janus, INTECH shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

          (g) INTECH will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), in-curred by Janus as a result of any material inaccuracies or omissions in such information provided by INTECH to Janus, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by Janus.

     2. Further Obligations. In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to INTECH copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

          (a) To keep INTECH continuously and fully informed (or cause the custodian of the Fund's assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

     4. Compensation. Janus shall pay to INTECH for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.26% of the average daily net assets of the Fund[. This fee][, plus or minus one-half of any performance adjustment paid to or incurred by Janus pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Janus. Fees paid to INTECH] shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses. INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

     6. Representations of INTECH. INTECH hereby represents, warrants and covenants to Janus as follows:

          (a) INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and
     (v) will immediately notify Janus of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH's ability to fulfill its obligations under this Agreement.

          (b) INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to Janus that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, INTECH shall permit Janus, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH's code of ethics.

          (c) INTECH has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

     7. Representations of Janus. Janus hereby represents, warrants and covenants to INTECH as follows:

          (a) Janus (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.

          (b) Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

          (c) Janus has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

     8. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until [July 1,][[January 1], [2005][2007]] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [July][[January]] 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by Janus or by INTECH at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

     10. Assignment. This Agreement shall automatically terminate in the event of its assignment.

     11. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     13. Limitation of Liability of INTECH. Janus will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "INTECH" shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

     14. Activities of INTECH. The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

     15. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

     16. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

        (a) To Janus at:

            Janus Capital Management LLC
            151 Detroit Street
            Denver, Colorado 80206
            Attention: General Counsel
            Phone: (303) 333-3863
            Fax: (303) 316-5728

        (b) To INTECH at:

            Enhanced Investment Technologies, LLC
            2401 PGA Boulevard, Suite 200
            Palm Beach Gardens, Florida 33410
            Attention: President
            Phone: (561) 775-1100
            Fax: (561) 775-1150

        (c) To the Trust at:

            Janus Adviser Series
            151 Detroit Street
            Denver, Colorado 80206
            Attention: General Counsel
            Phone: (303) 333-3863
            Fax: (303) 316-5728

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

     18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC

                                       By:
                                          --------------------------------------

                                       ENHANCED INVESTMENT
                                       TECHNOLOGIES, LLC

                                       By:
                                          --------------------------------------

                                                                       EXHIBIT L

                   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS
                                   OF INTECH

                              SUBADVISER/ AFFILIATED   POSITION(S) WITH SUBADVISER OR
NAME                               ENTITY NAME               AFFILIATED ENTITY
----                          ----------------------   ------------------------------
E. Robert Fernholz..........  Enhanced Investment      Chief Investment Officer,
                              Technologies, LLC        Executive Vice President and
                                                       Working Director

Robert A. Garvy.............  Enhanced Investment      Chief Executive Officer,
                              Technologies, LLC        President and Working Director

David E. Hurley.............  Enhanced Investment      Chief Operating Officer and
                              Technologies, LLC        Executive Vice President

Gary D. Black...............  Enhanced Investment      Working Director
                              Technologies, LLC

John H. Bluher..............  Enhanced Investment      Vice President
                              Technologies, LLC

Steven L. Scheid............  Enhanced Investment      Working Director
                              Technologies, LLC

John Zimmerman..............  Enhanced Investment      Working Director
                              Technologies, LLC

                                                                       EXHIBIT M

                         5% BENEFICIAL OWNERS OF SHARES

     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of any Fund.

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------
Balanced Fund -- Class I
  Shares....................  Prudential Retirement          4,878,091    22.23%
                                Insurance & Annuity Co.
                              PO Box 2975
                              Hartford, CT 06104-2975

                              Nationwide Insurance Company   1,564,993     7.13%
                              PO Box 182029
                              Columbus, OH 43218-2029

                              National Financial             1,461,611     6.66%
                                Services LLC
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003

                              Nationwide Trust Company       1,369,697     6.24%
                              PO Box 182029
                              Columbus, OH 43218-2029

                              Saxon & Co.                    1,226,218     5.59%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

Contrarian Fund -- Class A
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Contrarian Fund -- Class C
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Contrarian Fund -- Class I
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Contrarian Fund -- Class R
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Core Equity Fund -- Class I
  Shares....................  Charles Schwab & Co. Inc.        492,502    25.81%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

                              Nationwide Trust Company         311,017    16.30%
                              PO Box 182029
                              Columbus, OH 43218-2029

                              Saxon & Co.                      152,561     8.00%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Investors Bank & Trust Co.       142,358     7.46%
                              4 Manhattanville Road
                              Purchase, NY 10577-2139

Flexible Bond Fund -- Class
  I Shares..................  Saxon & Co.                    1,067,591    25.00%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Charles Schwab & Co. Inc.        915,223    21.43%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Hartford Life Insurance Co.      483,880    11.33%
                              200 Hopmeadow Street
                              PO Box 2999
                              Hartford, CT 06104-2999

                              Prudential Investment            234,000     5.48%
                                Management Service
                              100 Mullberry Street
                              Newark, NJ 07102-4000

Foreign Stock Fund -- Class
  I Shares..................  Nationwide Insurance Company      26,964    11.10%
                              PO Box 182029
                              Columbus, OH 43218-2029

Forty Fund -- Class A
  Shares....................  Merrill Lynch Pierce Fenner &  1,099,141    94.57%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

Forty Fund -- Class C
  Shares....................  Merrill Lynch Pierce Fenner &     59,798     6.26%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                              3rd Floor
                              Jacksonville, FL 32246-6484

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

Forty Fund -- Class I
  Shares....................  Minnesota Life                 7,669,685    18.68%
                              400 N. Robert Street
                              St. Paul, MN 55101

                              Citigroup Global Markets Inc.  5,044,489    12.29%
                              333 W. 34th Street -- 3rd
                              Floor
                              New York, NY 10001-2402

                              National Financial             4,963,979    12.09%
                                Services LLC
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003

                              State Street Bank & Trust      2,791,589     6.80%
                              200 Newport Ave.
                              North Quincy, MA 02171-2145

                              Saxon & Co.                    2,673,135     6.51%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Nationwide Trust Company       2,370,996     5.78%
                              PO Box 182029
                              Columbus, OH 43218-2029

Growth and Income Fund --
  Class I Shares............  Charles Schwab & Co. Inc.      3,784,357    29.70%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Saxon & Co.                    2,546,305    19.98%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Nationwide Trust Company       1,453,369    11.41%
                              PO Box 182029
                              Columbus, OH 43218-2029

                              State Bank & Trust             1,079,334     8.47%
                              203 10th Street North
                              Fargo, ND 58102-4614

                              Prudential Investment            884,675     6.94%
                                Management Service
                              100 Mullberry Street
                              Newark, NJ 07102-4000

High-Yield Fund -- Class A
  Shares....................  Janus Capital Management LLC      62,729      100%
                              100 Fillmore Street
                              Denver, CO 80206

High-Yield Fund -- Class C
  Shares....................  Janus Capital Management LLC      62,695      100%
                              100 Fillmore Street
                              Denver, CO 80206

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

High-Yield Fund -- Class I
  Shares....................  Janus Capital Management LLC      62,761      100%
                              100 Fillmore Street
                              Denver, CO 80206

High-Yield Fund -- Class R
  Shares....................  Janus Capital Management LLC      62,706      100%
                              100 Fillmore Street
                              Denver, CO 80206

International Growth Fund --
  Class I Shares............  Minnesota Life                 1,289,534    13.64%
                              400 N. Robert Street
                              St. Paul, MN 55101

                              Wells Fargo Bank NA              842,972     8.92%
                              PO Box 1533
                              Minneapolis, MN 55480-1533

                              American Express Trust           730,642     7.73%
                                Company
                              50534 AXP Financial Center
                              Minneapolis, MN 55474-0505

                              Saxon & Co.                      726,750     7.69%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Hartford Life Insurance Co.      542,449     5.74%
                              200 Hopmeadow Street
                              PO Box 2999
                              Hartford, CT 06104-2999

Large Cap Growth Fund --
    Class I Shares..........  Prudential Retirement          1,825,883    18.34%
                                Insurance & Annuity Co.
                              PO Box 2975
                              Hartford, CT 06104-2975

                              National Financial             1,384,844    13.91%
                                Services LLC
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003

                              Saxon & Co.                    1,229,261    12.35%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Amvescap Services Inc.           716,903     7.20%
                              PO Box 105779
                              Atlanta, GA 30348-5779

Mid Cap Growth Fund -- Class
  A Shares..................  Merrill Lynch Pierce Fenner &      5,084    29.86%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

Mid Cap Growth Fund --
    Class I Shares..........  Guardian Insurance &             553,743    15.39%
                              Annuity Co.
                              3900 Burgess Place
                              Bethlehem, PA 18017-9097

                              Reliance Trust Co.               313,735     8.72%
                              2 Montgomery Street --
                                3rd Floor
                              Jersey City, NJ 07302-3802

                              American Express Trust           310,079     8.62%
                                Company
                              50534 AXP Financial Center
                              Minneapolis, MN 55474-0505

                              National Financial               225,592     6.27%
                                Services LLC
                              200 Liberty Street
                              One World Financial Center
                              New York, NY 10281-1003

                              Saxon & Co.                      212,936     5.92%
                              PO Box 7780-1888
                              Philadelphia, PA 19182-0001

Mid Cap Value Fund -- Class
  C Shares..................  Merrill Lynch Pierce Fenner &    306,379    39.60%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

                              Morgan Stanley Dean Witter        49,101     6.35%
                              3 Harborside Place -- 6th
                              Floor
                              Jersey City, NJ 07311-3907

Mid Cap Value Fund -- Class
  I Shares..................  Charles Schwab & Co. Inc.      1,464,676    53.25%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

Mid Cap Value Fund -- Class
  R Shares..................  MG Trust                          11,286    27.70%
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

Money Market Fund -- Class I
  Shares....................  Reliance Trust Co.             1,872,523    19.21%
                              PO Box 48529
                              Atlanta, GA 30362-1529

                              Reliance Trust Co.             1,047,305    10.75%
                              PO Box 48529
                              Atlanta, GA 30362-1529

                              Reliance Trust Co.               524,323     5.38%
                              PO Box 48529
                              Atlanta, GA 30362-1529

                              Counsel Trust                    494,163     5.07%
                              235 St. Charles Way, Suite
                              100
                              York, PA 17402-4658

Orion Fund -- Class A
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Orion Fund -- Class C
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Orion Fund -- Class I
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Orion Fund -- Class R
  Shares....................  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Risk-Managed Core Fund --
    Class A Shares..........  Merrill Lynch Pierce Fenner &    172,003    60.66%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

Risk-Managed Core Fund --
    Class C Shares..........  Merrill Lynch Pierce Fenner &    221,894    30.51%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

Risk-Managed Core Fund --
    Class I Shares..........  Charles Schwab & Co. Inc.        140,643    15.17%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

Risk-Managed Growth Fund --
  Class A Shares............  Merrill Lynch Pierce Fenner &    208,419    18.38%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

Risk-Managed Growth Fund --
    Class C Shares..........  Merrill Lynch Pierce Fenner &    307,824    35.45%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

Risk-Managed Growth Fund --
  Class I Shares............  JP Morgan Chase Bank           1,460,305    24.54%
                              9300 Ward Pkwy
                              Kansas City, MO 64114-3317

                              The Northern Trust Co.           604,645    10.16%
                              PO Box 92994
                              Chicago, IL 60675-2994

                              JP Morgan Chase Bank             533,881     8.97%
                              9300 Ward Pkwy
                              Kansas City, MO 64114-3317

                              Charles Schwab & Co. Inc.        522,538     8.78%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

Small Company Value Fund --
    Class C Shares..........  Merrill Lynch Pierce Fenner &     14,447    26.69%
                                Smith Inc.
                              4800 Deer Lake Drive East --
                                3rd Floor
                              Jacksonville, FL 32246-6484

Small Company Value Fund --
  Class I Shares............  Crown Point Trust Company        325,076    20.99%
                              1301 SW Fifth Ave.
                              Portland, OR 97201-5601

                              National Financial               223,098    14.40%
                                Services Corp.
                              200 Liberty Street -- 5th
                              Floor
                              New York, NY 10281-5503

                              Charles Schwab & Co. Inc.        128,402     8.29%
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              Nationwide Trust Company         108,484     7.00%
                              PO Box 182029
                              Columbus, OH 43218-2029

                                    NAME AND ADDRESS          NUMBER     PERCENTAGE
NAME OF FUND AND CLASS             OF BENEFICIAL OWNER       OF SHARES    OF CLASS
----------------------        -----------------------------  ---------   ----------

Small Company Value Fund --
  Class R Shares............  Nahan Printing Inc.              134,297    68.57%
                              PO Box 986
                              Saint Cloud, MN 56302-0986

                              Washington Trust Bank             38,420    19.62%
                              PO Box 2127
                              Spokane, WA 99210-2127

                              Washington Trust Bank             20,314    10.37%
                              PO Box 2127
                              Spokane, WA 99210-2127
Small-Mid Growth Fund --
  Class A Shares............  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Small-Mid Growth Fund --
  Class C Shares............  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Small-Mid Growth Fund --
  Class I Shares............  Janus Capital Management LLC      25,000    99.79%
                              100 Fillmore Street
                              Denver, CO 80206

Small-Mid Growth Fund --
  Class R Shares............  Janus Capital Management LLC      25,000      100%
                              100 Fillmore Street
                              Denver, CO 80206

Worldwide Fund -- Class I
  Shares....................  State Street Bank & Trust      7,298,339    44.83%
                              200 Newport Ave.
                              North Quincy, MA 02171-2145

                              Variable Annuity Life          1,264,727     7.77%
                                Insurance Co.
                              2919 Allen Parkway
                              Houston, TX 77019-2142

                              Nationwide Trust Company         855,419     5.25%
                              PO Box 182029
                              Columbus, OH 43218-2029

                                                                       EXHIBIT N

                                 LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

     The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the MDL case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

     In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

     A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

     In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November, 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

PROXY                                                                      PROXY

                              JANUS ADVISER SERIES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS ADVISER SERIES ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Girard C. Miller, and Jesper Nergaard, or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of the Funds listed below to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on November 22, 2005 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                           NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, please state that capacity or title along with your signature.


                           -----------------------------------------------------
                           Signature


                           -----------------------------------------------------
                           Signature (Joint Owners)


                           -----------------------------------------------------
                           Date                                        JAD_15731


FUNDS                       FUNDS                         FUNDS
-----                       -----                         -----
Fundname Drop In 1          Fundname Drop In 2            Fundname Drop In 3
Fundname Drop In 4          Fundname Drop In 5            Fundname Drop In 6
Fundname Drop In 7          Fundname Drop In 8            Fundname Drop In 9
Fundname Drop In 10         Fundname Drop In 11           Fundname Drop In 12

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

           (PC ICON)                    (TELEPHONE ICON)                 (LETTER ICON)                     (HUMAN ICON)
           LOG ON TO:                 CALL 1-866-241-6192       VOTE, SIGN AND DATE THIS PROXY      ATTEND SHAREHOLDER MEETING
  HTTPS://VOTE.PROXY-DIRECT.COM       FOLLOW THE RECORDED           CARD AND RETURN IN THE               JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS        INSTRUCTIONS                POSTAGE-PAID ENVELOPE               150 CLAYTON LANE
       AVAILABLE 24 HOURS              AVAILABLE 24 HOURS                                                   DENVER, CO
                                                                                                        ON NOVEMBER 22, 2005

                          IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED, OR, IF YOU RETURN THIS PROXY BUT DO NOT FILL IN A BOX BELOW, WE WILL VOTE YOUR SHARES "FOR" THAT PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. No other vote is necessary.


                                                                                                        WITHHOLD
                                                                                                        AUTHORITY     FOR ALL
                                                                                          FOR ALL       FOR ALL       EXCEPT
1.  ELECTION OF TRUSTEES:

     01.  Jerome S. Contro       02. William F. McCalpin     03.  John W. McCarter, Jr.
     04.  Dennis B. Mullen       05. James T. Rothe          06.  William D. Stewart        [ ]            [ ]          [ ]
     07.  Martin H. Waldinger    08. Linda S. Wolf           09.  Thomas H. Bailey

     To withhold authority to vote for one or more (but not all) nominees, mark
     "FOR ALL EXCEPT" and write the corresponding number(s) of the nominee(s) on the line below.

     -------------------------------------------------------------------------------------------------

                                                                                            FOR           AGAINST     ABSTAIN

2.     APPROVAL OF AMENDMENTS TO THE TRUST'S AMENDED AND RESTATED TRUST INSTRUMENT.

2.A.   PROVIDES FOR SHAREHOLDER VOTES TO BE COUNTED BASED ON EACH DOLLAR OF NET             [ ]             [ ]         [ ]
       ASSET VALUE RATHER THAN ONE VOTE FOR EACH SHARE.

2.B.   PERMITS THE TRUSTEES, SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, TO                [ ]             [ ]         [ ]
       REORGANIZE ALL OR A PORTION OF THE TRUST OR ANY FUND OR CLASS THEREOF.


2.C.   PERMITS THE TRUSTEES, SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, TO                [ ]             [ ]         [ ]
       LIQUIDATE THE TRUST OR ANY FUND OR CLASS THEREOF.


3.     APPROVE ELIMINATION OF JANUS ADVISER FLEXIBLE BOND FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN INCOME-PRODUCING
       SECURITIES.

                      FOR    AGAINST  ABSTAIN
Fundname Drop In 1    [ ]      [ ]      [ ]

4.     INVESTMENT ADVISORY AGREEMENT

4.A.   APPROVE CONFORMING AMENDMENTS TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND YOUR FUND.

                       FOR  AGAINST  ABSTAIN                    FOR    AGAINST  ABSTAIN                         FOR AGAINST ABSTAIN
Fundname Drop In 1     [ ]      [ ]      [ ] Fundname Drop In 2    [ ]      [ ]      [ ] Fundname Drop In 3    [ ]      [ ]      [ ]
Fundname Drop In 4     [ ]      [ ]      [ ] Fundname Drop In 5    [ ]      [ ]      [ ] Fundname Drop In 6    [ ]      [ ]      [ ]
Fundname Drop In 7     [ ]      [ ]      [ ] Fundname Drop In 8    [ ]      [ ]      [ ] Fundname Drop In 9    [ ]      [ ]      [ ]
Fundname Drop In 10    [ ]      [ ]      [ ] Fundname Drop In 11   [ ]      [ ]      [ ] Fundname Drop In 12   [ ]      [ ]      [ ]

4.B.   APPROVE A PROPOSED AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC AND YOUR FUND
       THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE INVESTMENT ADVISORY FEE STRUCTURE.

4.B.I.

                       FOR    AGAINST  ABSTAIN

Fundname Drop In 1     [ ]      [ ]      [ ]

4.B.II.

                       FOR    AGAINST  ABSTAIN

Fundname Drop In 1     [ ]      [ ]      [ ]

4.B.III.

                       FOR    AGAINST  ABSTAIN

Fundname Drop In 1     [ ]      [ ]      [ ]

4.B.IV.

                       FOR    AGAINST  ABSTAIN

Fundname Drop In 1     [ ]      [ ]      [ ]


5.     APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN JANUS CAPITAL MANAGEMENT LLC, ON BEHALF OF RISK-MANAGED CORE FUND,
       AND INTECH THAT WOULD INTRODUCE A PERFORMANCE INCENTIVE SUB-ADVISORY FEE STRUCTURE.

                       FOR    AGAINST  ABSTAIN

Fundname Drop In 1     [ ]      [ ]      [ ]

                                                               JAD_15731